U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 Amendment No. 3

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                           Date of Report: May 1, 2001



                               ZKID NETWORK COMPANY
--------------------------------------------------------------------------------
             (Exact Name of registrant as specified in its Charter)




         Nevada                       0-29981                   91-2027724
------------------------         ------------------        ---------------------
(State of Incorporation)         Commission File No.           (IRS Employer
                                                            Identification No.)



445 West Erie St., Suite 106 B, Chicago, IL                     60610
-------------------------------------------                 -------------
(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number,   (  312    )         654       -       0733
                                --------------  --------------    --------------




                     (Registrant's former name and address)

                         QUADRIC ACQUISITION CORPORATION
                              18610 East 32nd Ave.
                              Greenacres, WA 99016

Item 1.           CHANGES IN CONTROL OF REGISTRANT.


     (a) On April 25, 2001, Donald Weisberg acquired 4,750,000 common shares of Quadric Acquisition Corporation ("Quadric") from Long Lane Capital, Inc. for
$60,000 Dollars in a private stock purchase transaction. This purchase represented voting control of Quadric. On April 25, 2001, Quadric entered into a Business Combination Agreement with Zkid Network Company, ("ZKid"), a Nevada corporation. The agreement provided that Quadric would merge into and with Zkid with Zkid being the surviving corporation and Quadric the disappearing corporation. The merger provided for the exchange of shares with the two Quadric shareholders, Donald Weisberg and Gregory M. Wilson. Weisberg received 4,750,000 Zkid shares and Wilson received 250,000 Zkid shares, both in exchange for all of the issued and outstanding stock of Quadric. These shares were issued under the securities transaction exemption afforded by Section 4(2) of the Securities Act of 1933 and will be restricted securities. These shares will not be available for public resale without registration under applicable Securities Acts or exemptions from those registration requirements.

Prior to the business combination, Zkid had 16,857,034 shares issued and outstanding. Following the business combination Zkid had 21,857,034 shares issued and outstanding. As of April 25, 2001, Donald Weisberg owned 4,750,000 shares representing 21.73% of the issued and outstanding common stock. Mr. Gulli owns no shares.

On April 25, 2001, Donald Weisberg and Paul Gulli were appointed to Zkid board of directors and to the offices of president and secretary, respectively, succeeding Gregory Wilson, who resigned as a condition of the business combination transaction. Weisberg and Gulli implemented the merger transaction on behalf of Zkid and Quadric. The Articles of Merger completing the business combination were filed with the Nevada Secretary of State's Office on April 27, 2001.

Following the business combination, Zkid became the successor issuer to Quadric for periodic reporting purposes under the Securities Exchange Act of 1934,("Exchange Act") as amended. The officers, directors and By-Laws of Zkid continued without change as the officers, directors and By-Laws of the successor issuer.

A copy of the Business Combination Agreement is filed as an Exhibit to this Current Report on Form 8-K and is incorporated by reference.

     (b) There are presently no formal or written agreements which may result in a change of control of the successor issuer, Zkid Network Company. Zkid is a publicly held corporation which has its share price quoted on the National
Quotation Bureau's "Pink Sheets" under the symbol ZKID. Zkid's primary motivation for entering into the Business Combination Agreement with Quadric is to succeed to Quadric's Securities & Exchange Commission (SEC) periodic reporting obligations and thereby enabling it meet the listing requirements for the National Association of Securities Dealers (NASD) Electronic Bulletin Board.

Item 2.           ACQUISITION OR DISPOSITION OF ASSETS.

     (a) On April 25, 2001, Zkid entered into a Business Combination Agreement whereby it acquired all of the issued and outstanding stock of Quadric in exchange for 5,000,000 shares of Zkid common stock. Although Quadric Acquisition Corporation is the legal acquiror, Zkid is the accounting acquiror and therefore, the historical financial statements included in this filing are those of Zkid, the accounting acquiror. Quadric Acquisition Corporation is a blank check company with no revenue generating business operations. Its only value to Zkid Network Company was its SEC reporting status. The general purpose of the Agreement was to cause Zkid to become a successor issuer to Quadric's SEC periodic reporting obligations as provided for in the Exchange Act. The Quadric shares were acquired from Donald Weisberg and Gregory Wilson. The consideration exchanged in accordance with the Agreement was negotiated between Zkid and Quadric in a transaction with management and shareholders. We estimated the transaction value at Five Cents per share. As a result of this estimate, the 5,000,000 shares have a reported transaction value of $250,000 Dollars. A market value is difficult to ascertain because of the limited and illiquid market for the Zkid shares. Weisberg is the president and a director of Zkid. He acquired the shares from Long Lane Capital, Inc., a company owned by Wilson. Wilson was an officer and director of the Zkid predecessor, East Coeur d'Alene Silver Mines, Inc. In evaluating Zkid as a candidate for the business combination, Quadric used criteria such as the value of the assets of Zkid, particularly, the expertise of management, and current and anticipated business operations. In evaluating Quadric as a candidate for the business combination, Zkid used
Quadric's status as an SEC reporting issuer, its lack of operating history and lack of potential related operational liabilities. Zkid determined that the consideration for the business combination was reasonable for two primary reasons. Zkid's successor issuer status as an SEC reporting company resulting from the business combination would expedite (1)Zkid's eligibility for listing privileges on the NASD Electronic Bulletin Board, thereby increasing the possibility of a more liquid market for the publicly owned Company shares benefitting shareholders and establishing stock value for future acquisition and, (2) the Bulletin Board listing and reporting status would immediately enhance Zkid's prospects for equity and debt financing opportunities.

Item 3.           BANKRUPTCY OR RECEIVERSHIP.

     Not applicable.

Item 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNT.

     Not applicable.

Item 5.           OTHER EVENTS.

     (a) Successor Issuer Election. In accordance with Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, Zkid Network Company became the successor issuer to Quadric for reporting purposes under the Securities Exchange Act of 1934 and elects to report under the Act effective with the filing of this 8-K report.

     (b) Important Information about the Registrant. The information reported in this item paragraph (b) is similar to the type of information that is contained in a Form 10-SB Registration Statement. Zkid Network Company ("Zkid"), the successor issuer, owns a Delaware corporation named Z.KidNetwork.com, Inc. This is a subsidiary corporation and its business operations presently constitute the principal business operations of two companies. The discussion below in paragraphs (b)(1),(2),(3) and (5)will describe the combined business operations of Zkid and this subsidiary. In the remaining paragraphs, Zkid will refer to Zkid Network Company, the successor issuer. Proforma and other financial statements are provided in Item 7 titled, "Financial Statements and Exhibits" in this report. This paragraph contains the following information:

1.   Description of Business.
2.   Plan of Operation
3.   Description of Property.
4.   Security Ownership of Certain Beneficial Owners and Management.
5.   Directors, Executive Officers, Promoters and Control Persons.
6.   Executive Compensation.
7.   Certain Relationships and Related Transactions.
8.   Description of Securities.

9. Market Price of and Dividends on the Registrant's Common Equity and Other Shareholder Matters.
10.  Legal Proceedings.
11.  Changes in and Disagreements with Accountants.
12.  Recent Sales of Unregistered Securities.
13.  Indemnification of Directors and Officers.

1.   DESCRIPTION OF BUSINESS.

     (a) Forward-looking Statements.

     Certain statements in this Form 8-K Current Report, particularly under the paragraphs titled, "Description of Business" and "Plan of Operation", constitute "forward-looking statements" with the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance or achievements of Zkid to be materially different from any future results, performance or achievements, expressed or implied by the forward- looking statements. All statements other than statements of historical fact, including, among other things, statements regarding our future financial position, business strategy, plans and objectives of management for future operations, are forward-looking statements.

     We typically use words such as "develop", "anticipate", "promote", "plan", and "believe" or the negative of those terms or other variations of them or by comparable terminology to identify our forward-looking statements. In particular, statements, express or implied, concerning future operations, operating results or the ability to generate income, cash flows or obtain financing are forward-looking statements.

     Although we believe our expectations reflected in forward-looking statements are based on reasonable assumptions, no assurance can be given that these expectations will be achieved. Important factors that could cause actual results to differ materially from the expectations reflected in the forward-looking statements include, among others:

     o    Limited operating history of the Zkid Network;

     o We have a history of financial losses and expect this trend to continue as we develop our business model;
     o We lost $88,838 from our inception (August 25, 1999) through December 31, 1999 and we lost $369,240 for the year ending December 31, 2000;
     o Our future success depends to a large extent on our ability to generate traffic to our website and produce original, comprehensive and trustworthy content;
     o We will need further funding in order to proceed with our business model. Our future depends on our ability to raise additional funds through equity or debt financing. We cannot assure anyone that we will be successful in this regard and that would severely impair our business operations.

     In light of the risks, which are not comprehensive, uncertainties and assumptions, the events anticipated by our forward-looking statements might not occur.

     (b) Business.

     Zkid Network Company is a media content company for children. Zkid has developed proprietary software, creating a completely animated and safe internet environment for children ages 4-12. This software program is called KidsKeep,

"The Home of the Safe Internet for Children."

     The Zkid network is a "Virtual Private Network" (VPN) specifically designed for children and their needs. This network uses a user-interface based VPN concept, rather than a network protocol based VPN. The KidsKeep Client Software is the end-user client to this interface-based VPN technology. The Zkid network provides the following network services: Intranet, Safe Chat, Intranet Safe-Email with Parental Gateway, Intranet Content (videos, cartoons and games written and produced by Zkid Network, and access to the Internet web content though Safesurf Gateway. The KidsKeep Client Software provides graphically assisted interface to the Zkid Network VPN using animated characters. Underlying the program functionality implements the interfaced-based VPN concept, proprietary animation engine (zASE), Safe-Chat Client Interface, Safe Email Client Interface and SafeSurf Client Interface. The words zKid Network and KidsKeep is trademarked. We intend to trademark the following animated shell characters: Chester the Chimpanzee, Harley the Hippo, Timmy the Toucan, Lilly (female child chimpanzee), Hector (male child chimpanzee), Pete the Pelican, and Jean the Giraffe. We intend to trademark the following animated cartoon characters: Scrap the Cat, Betty the Boomerang, Weevil the Kneevil, Howard Cosnail, Zed, Bill, Ragnar the Runt, Captain Sonic and Leo the Computer. We intend to trademark the following cartoons: Ragnar the Runt, Weevil the Kneevil, Cyborg 6, Betty Boomerang, Scrap the Cat and Zed & Billy. We intend to copyright or patent the following software: KidsKeep Client Software, zASE (proprietary animation engine), zASE Utilities (facilitates the development of zASE content) and SafeSite Crawler. The following technology is considered trade secret:
Interface based Virtual Private Network, SafeSurf System and SafeSite System. The Zkid Network and KidsKeep client software, including animations and prototype content have been in development for approximately two years. As we complete our system beta testing and production preparation we intend to file documents relating to trademarks, copyrights and patents. Our website address is www.zkidnetwork.com. The website is operational.

     The Zkid Network is a safe, monitored, animated virtual playground where kids can enter the vast world of the internet on their own with the same safety and guidance their parents would provide by standing over their shoulder.

     What we've been able to accomplish and what we are most proud of in creating the Zkid Network is a virtual neighborhood that not only meets the needs and satisfies the curiosity of our kids who want to explore the internet, but we have also created a safe haven for those children where their parents can rest assured that the content accessed during the child's internet experience is both safe and protected from outside, undesirable influences. Parents can be confident that while in our network, their children are going to be in a safe place, where they learn and entertain themselves with material that is deemed appropriate by their parents. In addition to the children accessing the services of our network, parents can also navigate the network at any time to insure that we are representing their best interests.

     The Zkid network is a children's community based wide area network, utilizing advanced server technology, with a fully integrated and animated client application that provides kid-safe connectivity to the Internet. It is a safe virtual playground for our children, something that has been missing from the Internet community until now.

     The Zkid Network is a user interfaced based Virtual Private Network. This network is comprised of the VPN and KidsKeep Client software. The Zkid network provides the following network services: Intranet Safe-Chat, Intranet Safe Email with Parental Gateway, Intranet content (videos, online books, cartoons, and games, access to the Internet web content through SafeSurf Gateway.

     The Zkid Network does not filter websites as they are accessed. Our system employs two technologies, the SafeSite system and the SafeSurf system. We consider these two systems trade secrets. Sites are made available as they are verified as appropriate for children. This site selection is based solely on content appropriateness and not on any relationship with the content provider.

     We have one verbal agreement with a content provider. The content provider is Sports Profiles. This agreement allows us to link to Sports Profiles' website and utilize their extensive "kid-friendly" view of the sporting events world. In exchange for our agreement with Sports Profiles, we will provide a link from our website to their website. Presently, this mutual website linking will not result in any company costs or revenues.

     We intend to generate business revenues by charging the user a monthly subscription fee for the use of the Zkid network. We anticipate that the monthly fee will be $7.95.

     Our Corporate History
     ---------------------

     Zkid Network Company was originally incorporated in the State of Idaho on October 16, 1961 as East Coeur d'Alene Silver Mines, Inc. East Coeur d'Alene Silver Mines changed its corporate domicile from Idaho to Nevada by reincorporating in Nevada on August 28, 2000 and merging the Idaho corporation into the new Nevada corporation of the same name. On January 23, 2001, East Coeur d'Alene Silver Mines acquired all of the issued and outstanding stock of Z.KidNetwork.com, Inc., a Delaware corporation. On January 23, 2001, East Coeur d'Alene Silver Mines changed its name to zKid Network Company. Zkid's subsidiary, Z.Kid Network.com, Inc., is a Delaware corporation which was incorporated on August 25, 1999 as Children's Technology Group, Inc. On April 10, 2000, Children's changed its name to E.Kid Network.com, Inc. On April 20, 2001, the E.Kid changed its name to Z.Kid Network.com, Inc.

     Competition
     -----------

     An increasing number of children's website content sources compete for consumers' and advertisers' attention and spending. We expect this competition to continue to increase.

     The competitive business environment for our business model is unknown. The Zkid network has incorporated many different capabilities and to our knowledge we are unaware of any one company or program that covers all aspects and functionality of our network. We believe that we would be the first business to provide the following services:

o    Gated Access using current Internet Service Provider (ISP)
o    Age appropriate animated navigational shell
o    KidsKeep "Agents"
o    Enhanced web protection site
o    Closed Network Email with Parental Gateway
o    Monitored-Sponsored Chat Rooms
o    Age Appropriate Game Rooms
o    Short Story Library
o    Cartoon Theater

     The following is a list of competitors which offer one or a few features and services that Zkid will offer:

o    JuniorNet.com
o    Nick.com
o    FunBrain.com

o    CyberKids
o    Heartsoft

     Our ability to compete will depend on many factors, including the entertainment value, originality, timeliness, comprehensiveness and trustworthiness of our content and service, the ease of use of services developed either by us or our competitors and the effectiveness of our sales and marketing efforts.

     Many of our existing competitors, as well as a number of potential new competitors, have longer operating histories, greater name recognition, larger customer bases and significantly greater financial, technical and marketing resources than we do. This may allow them to devote greater resources than we can to the development and promotion of their services. Our competitors may develop content that is equal or superior to ours or that achieves greater market acceptance than ours. It is also possible that new competitors may emerge and rapidly acquire significant market share. We may not be able to compete successfully for subscribers, staff and outside contributors which could have a material adverse effect on our business, results of operations and financial condition. Increased competition could result in reduced margins or loss of market share, any of which could materially and adversely affect our business, results of operations and financial condition.

     Employees
     ---------

     We have 16 employees and independent contractors, 10 work in the product and content development, 3 in sales and marketing, 1 in editorial and 2 in administration. Of these 16 employees and contractors, 6 are full-time employees, and 10 are part-time employees and contractors. We consider our employee relations to be good and we have never experienced any work stoppages. We can not assure you that we will be able to successfully attract, retain and motivate a sufficient number of qualified personnel to conduct our business in the future.


2.   MANAGEMENTS DISCUSSION AND ANALYSIS OR PLAN OF OPERATION.

     The following discussion and analysis should be read in conjunction with the Financial Statements and Notes included elsewhere in this report.

     Plan of Operation
     -----------------

     Z.Kid Network will continue to develop additional and ongoing content for its internet based media content site. The focus will be on increasing the educational and entertainment value to children. This process includes, but is not limited to, additional games, cartoons, books in the library and video streaming children's activities by children.

     The Zkid Network and KidsKeep client software has completed final beta testing and is available for distribution. All server technologies have passed beta cycles and stand ready for implementation.

     We believe that our Zkid network product can be rapidly introduced to the public by utilizing co-packaging or co-bundling with other child-oriented products. We will produce a Zkid Compact Disk (CD) which will contain our KidsKeep client software for loading on personal computers. Our CD is ready for production. We will seek out corporate sellers of child-oriented products and offer to co-bundle or co-package our Zkid CD product with their product packaging. Presently, we have not entered into any co-marketing or co-packaging agreements. CD production will be initiated prior to any marketing program.

     We believe that our subscriber base will grow in direct proportion to our co-marketing results. Currently, our network has the capability to handle 50,000 users/subscribers. We anticipate charging a monthly fee of $7.95 per subscriber. We expect that our initial marketing campaign will offer a sample free 30-day trial period for potential subscribers. We will obtain subscribers by co-marketing our Zkid network software product with consumer brand products. The consumer brand product will offer our network software product as a value added item with the purpose of increasing sales of the branded product at the retail level. We believe that co-marketing our product with branded products will deliver us users/subscribers. The potential users/subscribers will be directed to our website for registration. We will send the registered users a CD-ROM disk enabling them to use our website for a free trial period. When we begin to sign-up the free-trial subscribers, we will not receive any revenues. We anticipate that free-trial subscribers will become paying subscribers after the trial period ends. It will cost us approximately $0.90 to produce and send the registered user the CD-ROM disk. We are unable to estimate what number of free-trial subscribes may become paying subscribers. Our network development and content is ready for subscriber use up to 50,000 individuals. Presently, we have no paying subscribers. Our free-trial offers have not yet been initiated.

     We will need to raise capital in order to maintain and grow our website beyond the 50,000 user/subscriber level. We will need to invest in additional network hardware and grow and develop our media content. Presently, we cannot predict this growth or the corresponding required hardware. This growth would be prompted by limitations in our present network due subscriber growth. If we had 50,000 subscribers each paying $7.95 per month, our subscription cash flow would be $397,500 per month. This money could provide capital grow our network and media content. No assurance can be given that we will reach these revenue levels.

     Our short-term cash requirements will be used to sustain our fixed operational expenses which are approximately $30,000 per month. Our long-term cash requirements will include our continuing fixed operational expenses and marketing expenses associated with responding to subscriber inquiries. The marketing costs will be in direct proportion to the subscriber response generated from co-marketing. The money needed to finance our operational overhead expenses will come from personal loans provided by officers, directors, shareholders and others. We may offer common stock on a private basis in addition to the personal loans. There are no written agreements obligating the officers, directors, shareholders or others to loan money to the our company.

     However, we will seek additional capital in order to accelerate our growth. We have not identified any specific future financing sources. Our efforts to finance Zkid and its operations may result in the issuance of equity and debt instruments. This and other future financing activity may result in the dilution of shareholder equity. If rapid growth were to occur, we would need to purchase additional hardware and hire customer support personnel. If we are unable to raise additional capital, we would not be able to market our website in an accelerated manner. We expect to incur financial losses for the forseeable future.

3.   Description of Property.

     We presently rent approximately 1,500 square feet of office space for our Chicago offices which are located at 445 West Erie St., Suite 106, Chicago, Illinois. The annualized rent for the Chicago office is $26,664. This is a month-to-month tenancy. We rent approximately 2,000 square feet of space for our Phoenix offices which are located at 111 West Monroe St., Eleventh Floor, Phoenix, Arizona. We entered into this lease on April 1, 2000. The annual rent for the Phoenix office is $37,138 for 2001, $38,931 for 2002 and $19,978 for 2003. The rental term is 36 months.

4.   Security Ownership of Certain Beneficial Owners and Management.

     Table 1 lists the persons who are known to Zkid to be the owners of more than five percent of ZKid's equity shares.

(a) Beneficial Ownership of more than 5% based on 26,857,034 common shares issued and outstanding. This number of shares (1) includes the 5,000,000 shares issued in this business combination and (2) includes the 5,000,000 shares of common stock which may be issued to Mr. Darmstadter based on his immediate ability to convert his preferred share ownership into common stock. This 26,857,034 shares reflects the potential number of shares issued and outstanding.

     Table 1.

     (1)                 (2)                       (3)                 (4)
Title of Class      Name and Address        Amount and Nature       Percent of
                                                                    Class

Common              Jon A. Darmstadter      20,000,000(i)            74.46
Common              Donald Weisberg          4,750,000               17.68

Preferred           Jon A. Darmstadter      1,000,000               100.0%


(i) Beneficial ownership based on the right to convert 1,000,000 Series A 2001 Preferred shares into 5,000,000 common shares. The percentages ownership of this class of common stock includes these 5,000,000 shares.


(b) Security Ownership of Management. Based on 26,857,034 shares as set forth in (a) above as of May 1, 2001.

         Table 2.

      (1)                   (2)                   (3)                  (4)
Title of Class         Name and Address    Amount and Nature        Percent of
                                                                    Class

Common             *Jon A. Darmstadter      20,000,000                74.46
Common              Donald Weisberg          4,750,000                17.68

Common              All Directors
                    /Officers Group         24,750,000                92.15%

Preferred           Jon A. Darmstadter       1,000,000               100.0%

* Jon Darmstadter is the president and director of Z.KidNetwork.com, Inc. Zkid's wholly owned subsidiary.

(c)  Changes in Control. See Item 1 "Changes in Control of Registrant" paragraph
     (b)above.

5.   DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS.

(a)  Identify  Directors  and  Executive  Officers.   Set  forth  below  is  the
     information regarding the directors and executive officers of Zkid.

Management Zkid Network Company

Directors and Executive Officers
--------------------------------

The following persons are the Directors and Executive Officers of zKid Network Company, the parent corporation of the Delaware zKid Network Company.


Name                           Age                         Position(s)

Donald Weisberg                53                          President

Paul G. Gulli                  38                          Secretary/Treasurer

     Mr. Weisberg is a retired member of the Chicago Board of Trade. He was a shareholder of J.S & D.W., Inc., a Chicago Board of Trade floor brokerage. He was involved in the management of the floor brokerage for 17 years before retiring in May 2000. He still owns two Board of Trade memberships which he leases. Mr. Weisberg is a minority shareholder in Q.C. Enterprises, Inc., a company specializing in the restoration and installation of stone, granite, terrazzo and tile products. He has acted as a part-time sales person for Q.C. Enterprises since 1997.

     Mr. Gulli is presently the Secretary/Treasurer of zKid Network Company and the Vice President of Technology and development of zKid Network.com, Inc. Zkid's subsidiary. He supervises software development and researches emerging computer technologies. Mr. Gulli has served in this capacity since August 1999. From 1995 until August 1999, Mr. Gulli served as a corporate officer and General Manager of Omni Pro Legal Services. Omni Pro specializes in complex financial investigations as well as computer and physical security. While involved with Omni Pro, before leaving his position to join Zkid in early 1999, he oversaw all investigations and was personally responsible for developing many specialized computer programs utilized to assist Omni Pro in performing large-scale investigations. He has been an investigator in the private sector since 1986, specializing in complex financial investigations and computer fraud. He has assisted in and performed investigations for the FDIC, RTC, U.S. Department of Agriculture, Arizona Attorney Generals Office, and various other governmental and private entities. Omni Pro also developed custom software applications for clients.

Management of Subsidiary

Directors and Executive Officers of Z.Kid Network.com Subsidiary
----------------------------------------------------------------

The following persons are the Directors and Executive Officers of Z.Kid Network.com, Inc., the wholly owned Delaware subsidiary.

Name                           Age               Position(s)

Jon Darmstadter                48                President, Secretary, Treasurer

     In addition to his duties as President & CEO of Z.KidNetwork.com, Inc., Mr. Darmstadter is currently a Director, President & CEO of The Children's Beverage Group, Inc., a manufacturer and marketer of unique products for the children's beverage market. He has worked for The Children's Beverage Group for the last five years. The Children's Beverage Group was forced into involuntary bankruptcy in September 2000. The bankruptcy case was dismissed in November 2000.

     Mr. Darmstadter was formerly Product Development/Brand Manager with United Beverage of Ohio. In this role he developed the first sports drinks marketed in the U.S. He was responsible for not only developing the product and its overall marketing concept, but also for its sales as well as other market strategies.

Prior to his product development role, he was National Sales Manager for the company. Previously, he was National Sales Manager for Bidderman Industries, a brand marketer of designer menswear.

(b) Identify Significant Employees. Messrs. Weisberg, Gulli and Darmstadter are significant employees.

(c)  Family Relationships. None

(d) Involvement in Certain Legal Proceedings. Except as otherwise set forth above in Mr. Darmstadter's biography, none of Zkid's directors, officers, promoters or control persons, if any, during the past five years was, to the best of the Company's knowledge:

1. A general partner or executive officer of a business that had a bankruptcy petition filed by or against it either at the time of the bankruptcy or within the two years before the bankruptcy; 2. Convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); 3. Subject to any order, judgement, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; and 4. Found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgement has not been reversed, suspended or vacated.

6.   EXECUTIVE COMPENSATION.

     Presently, none of the officers are compensated with monetary salaries or other forms of compensation. In the future, we may compensate officers and directors with either cash or stock compensation for services rendered.

     7. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

(a)  Transactions with Management and Others.

     Except as otherwise set forth in this paragraph, no member of management, executive officer, director, nominee for a director or security holder who is known to Zkid to own of record or beneficially more than five percent of any class of the Company's voting securities, nor any member of the immediate family of any of the foregoing persons, has had any direct or indirect material interest in any transaction to which the Company was or is to be a party.

     The transactions outlined below with related persons were made on terms which management believes were not less favorable or more favorable that they would have been if the transactions were made with unrelated persons.

     On April 25, 2001, Zkid Network Company and Quadric Acquisition Corporation entered into a Business Combination Agreement. Donald Weisberg, Director and President of Zkid and Gregory Wilson, former President of East Coeur d'Alene Silver Mines, Inc. and Quadric Acquisition Corporation executed the Business Combination Agreement on behalf of these companies both in their representative capacities and individually as shareholders of Quadric. Mr. Weisberg acquired 4,750,000 shares of Quadric on the April 25, 2001 from Long Lane Capital, Inc., a company owned by Wilson, for $60,000 Dollars or $0.012 Dollars per share. Mr. Weisberg's simultaneous acquisition of the Quadric shares and execution of the business combination agreement may be considered a transaction with management.

     On February 29, 2000, Quadric issued a total of 5,000,000 shares. 4,750,000 shares were sold to Long Lane Capital, Inc. for a total consideration of $4,750 in cash and corporate organizational services or $0.001 per share. 250,000 shares were sold to Gregory M. Wilson individually for $250 cash or $0.001 per share. The shares were issued in reliance on the transaction exemption afforded by Section 4(2) of the Securities Act of 1933, as amended. Mr. Wilson, as the sole shareholder of Long Lane Capital, Inc., is deemed the beneficial owner of the Quadric shares and as the sole officer and director of the Company, the issuance of the shares, constitutes a transaction with management.

     On January 23, 2001, East Coeur d'Alene Silver Mines, Inc., Zkid's predecessor, transferred two unpatented mining claims to Long Lane Capital, Inc. for $10.00 consideration. Zkid had originally owned ten unpatented mining claims in the Evolution Mining District of Shoshone County, Idaho. During the year ended December 31, 1998, East Coeur d'Alene had written down the carrying value of these claims to $-0-, thereby incurring an asset impairment loss of $518,698, in recognition of the decreased value of its mineral properties. Subsequently, in June, 2000, East Coeur d'Alene lost its rights, title and interest in the mining claims. It re-filed for rights in two of the ten original claims. It is these two claims which were conveyed to Long Lane Capital, Inc. Long Lane Capital is owned by Gregory Wilson, a former officer and director of East Coeur d'Alene Silver Mines, Inc.

     On December 1, 2000, East Coeur d'Alene entered into a stock option agreement with Gregory Wilson whereby he may purchase 25,000 shares of common stock for Ten Cents ($0.10) per share. The option expires December 31, 2001. The estimated value of the common stock on the date of the grant was $1,500 based on the high bid price of Six cents per share as quoted on the National Quotation Bureau's "Pink Sheets".

     On August 31, 2000, East Coeur d'Alene sold 10,000,000 shares of common stock to Long Lane Capital, Inc. for $5,000 Dollars or $0.0005 per share, in a private transaction not involving a public offering. This share price was based on a pricing principle utilized by East Coeur d'Alene's prior board of directors in anticipation of the authorized reduction of capital stock par value from $0.10 to $0.0001 per share. On January 23, 2001, 9,000,000 of these shares were cancelled in connection with the capitalization requirements of the eKid Network.com, Inc. business combination transaction.

     On August 21, 2000, East Coeur d'Alene sold 182,248 shares of common stock for $18,248 Dollars or $0.10 per share. This share price was based on the par value at this time. The securities were sold to Long Lane Capital, Inc. in a private transactions not involving a public offering pursuant to Section 4(2) of the Act. Mr. Wilson, as the sole shareholder of Long Lane Capital, Inc., is deemed the beneficial owner of East Coeur d'Alene shares and as the sole officer and director of East Coeur d'Alene, the issuance of the shares, constitutes a transaction with management.

(b)  Indebtedness of Management.

     No member of Zkid's management is or has been indebted to Zkid since the beginning of its last fiscal year.

8.   DESCRIPTION OF SECURITIES.

(a)  Common  and  Preferred  Stock  of  Zkid  Network  Company.   Zkid  is  only
     registering its common stock securities as a successor issuer.

     Presently, Zkid is authorized to issue One Hundred Million (100,000,000) shares of common stock, par value $0.0001 per share. It is authorized to issued

Ten Million (10,000,000) preferred shares, par value $0.001 per share. The total authorized capital is One Hundred Ten Million (110,000,000) shares of capital stock. As of April 30, 2000, there were 30,857,034 shares of common stock issued and outstanding. The holders of the common stock are not entitled to pre-emptive or preferential rights to subscribe to any unissued stock or other securities. The shareholders are not entitled to cumulative voting rights. The common stock is not assessable and not subject to the payment of any corporate debts.

     As of April 30, 2001, there were 1,000,000 Series A 2001 Preferred shares issued and outstanding. The 2001 Series A Preferred Shares have Thirty (30) votes per share at any meeting of the shareholders where votes are submitted and are convertible into a total of Five Million (5,000,000) common shares at the election of the holder.

(b)  Debt Securities.

     Zkid is only registering its common stock securities as a successor issuer.

(c)  Other Securities To Be Registered.

     Zkid is only registering its common stock securities as a successor issuer.



9. MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT'S COMMON EQUITY AND OTHER SHAREHOLDER MATTERS.

(a)  Market Information.

     Zkid's common stock trades Over-the-Counter (OTC) on the National Quotation Bureau's Electronic Pink Sheets under the symbol ZKID. Table 3 sets forth the high and low bid information for each fiscal quarter beginning with December 31, 1999 and ending December 31, 2000. These quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions. These data provided by Pink Sheets, LLC. The trading of ZKID is limited and illiquid. There is no assurance that an active trading market will ever develop or, if such a market does develop, that it will continue.

     ZKID is classified as a "penny stock" because the market price of its shares as presently quoted on the "Pink Sheets" market is less than $5.00 per share. As a result of this classification, the buying of Zkid shares is governed by special rules established by the Securities and Exchange Commission.

     The Securities and Exchange Commission has adopted Rule 15g-9 which establishes the definition of a "penny stock" as any equity security that has a market price of less than $5.00 per share, subject to certain exceptions. For any transaction involving a penny stock, unless exempt, the rules require: (i) that a broker or dealer approve a person's account for transactions in penny stocks and(ii) the broker or dealer receive from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased.

     In order to approve a person's account for transactions in penny stocks, the broker or dealer must (i) obtain financial information and investment experience and objectives of the person; and(ii) make a reasonable determination that the transactions in penny stocks are suitable for that person and that person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks.

     The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prepared by the Commission relating to the penny stock market, which, in highlight form,(i) sets forth the basis on which the broker or dealer made the suitability determination and (ii) that the broker or dealer received a signed, written agreement from the investor prior to the transaction. Disclosure also has to be made about the risks of investing in penny stocks in both public offerings and in secondary trading, and about commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and the rights and remedies available to an investor in cases of fraud in penny stock transactions.

     Finally, monthly statements have to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.

     After this business combination, subject to meeting certain eligibility requirements, Zkid may request a brokerage firm making a market in its securities for quotation of its securities on the OTC Bulletin Board. The OTC Bulletin Board is a dealer-driven quotation service. Unlike the NASDAQ Stock Market, companies cannot directly apply to be quoted on the OTC Bulletin Board, only market makers can initiate quotes, and quoted companies do not have to meet any quantitative financial requirements.

     In general, there is greater liquidity for traded securities on NASD OTC Bulletin Board, and lesser liquidity through quotation by the National Quotation Bureau, Inc. on the "pink sheets". It is not possible give any assurances that Zkid's securities will be quoted on the OTC Bulletin Board, if a broker request is made, or to what extent they may trade on the "pink sheets", following this Business Combination.

Table 3.

Bid Information
--------------------------------------------------------------------------------


Fiscal Quarter Ended                        Low                        High
--------------------------------------------------------------------------------


December 31, 2000                           0.05                       0.06
September 30, 2000                          0.05                       0.05
June 30, 2000                               0.01                       0.01
March 31, 2000                              0.01                       0.01
December 31, 1999                           None                       None
September 30, 1999                          0.001                      0.001
June 30, 1999                               0.001                      0.001
March 31, 1999                              0.001                      0.001
December 31, 1998                           0.001                      0.001

--------------------------------------------------------------------------------


(a)  Holders.

     Zkid has approximately 1,075 shareholders of its common stock as of April 30, 2001 holding 21,857,034 common shares. This number of shares reflects the 5,000,000 common shares issued in the Quadric business combination.

(c)  Dividends.

     There are no restrictions imposed on Zkid which limit its ability to declare or pay dividends on its common stock. No cash dividends have been declared or paid to date and none are expected to be paid in the forseeable future.

(d)   Transfer Agent.

     Zkid's stock transfer agent is Signature Stock Transfer Co., Inc., 14675 Midway Rd, Suite 221, Addison, TX 75001, Tel. (972) 788-4193, Fax. (972) 788-
4194.

10.  LEGAL PROCEEDINGS.

     Zkid is not a party to any pending or threatened legal proceedings.

11. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

     There have been no disagreements with accountants on accounting or financial disclosure during Zkid's two most recent fiscal years. Zkid's predecessor, Quadric Acquisition Corporation, changed accounting firms recently and filed a Current Report on Form 8-K noting this change January 3, 2001.

12.  RECENT SALES OF UNREGISTERED SECURITIES.

     Within the past three years Zkid and its predecessor, Quadric Acquisition Corporation, have issued the following securities:

     On April 25, 2001, Zkid issued 4,750,000 common shares to Donald Weisberg and 250,000 common shares to Gregory Wilson, in exchange for all of the issued and outstanding capital stock of Quadric pursuant to the business combination agreement. The share exchange transaction value was $250,000 Dollars or $0.05 per share. The shares were issued in a private transaction not involving a public offering pursuant to Section 4(2) of the Act.

     On March 26, 2001, the Company issued 1,000,000 Series A Preferred shares to Mr. Darmstadter as additional consideration for the Z.Kid Network.com, Inc. acquisition which is incorporated into and described in the January 23, 2001 transaction below.

     On January 23, 2001, East Coeur d'Alene issued 15,000,000 common shares to Jon A. Darmstadter in exchange for all of the issued and outstanding common stock of E.Kid Network.com, Inc. The share exchange transaction value was $750,000 or $0.05 per share. The shares were issued in a private transaction not involving a public offering pursuant to Section 4(2) of the Act.

     On August 31, 2000, East Coeur d'Alene sold 10,000,000 shares of common stock to Long Lane Capital, Inc. for $5,000 Dollars, or $0.0005 per share, in a private transaction not involving a public offering pursuant to Section 4(2) of the Securities Act of 1933, as amended. On January 23, 2001, 9,000,000 of these common shares were cancelled in connection with the capitalization requirements of the eKid Network.com, Inc. business combination transaction.

     On August 31, 2000, East Coeur d'Alene sold 500,000 shares of common stock to TFI, Ltd., for $25,000 Dollars, or $0.05 per share, in a private transaction not involving a public offering pursuant to Regulation D Rule 504 of the Act.

     On August 21, 2000, East Coeur d'Alene sold 182,248 shares of common stock for $18,248 Dollars or $0.10 per share. The securities were sold to Long Lane Capital, Inc. in a private transaction not involving a public offering pursuant to Section 4(2) of the Act.

     On February  29,  2000,  Quadric  Acquisition  Corporation  sold a total of
5,000,000 shares of common stock. 4,750,000 shares were sold to Long Lane Capital, Inc. for a total consideration of $4,750 in cash and corporate organization services or $0.001 per share. 250,000 shares were sold to Gregory
M. Wilson individually for $250 cash or $0.001 per share. The shares sold in a private transactions not involving a public offering pursuant to Section 4(2) of the Act.

13.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Article Ten of Zkid's Articles of Incorporation provides that its directors and officers will not have any personal liability to the corporation or its stockholders for damages for breach of fiduciary duties as directors or officers. This provision does not alleviate or limit any liability of an officer or director for acts or omissions which involve intentional misconduct, fraud or a knowing violation of the law or the payment of dividends in violation of the Nevada Revised Statutes. This article does not provide for Zkid to indemnify the officers or directors, however, such indemnification may be implied.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted for directors, officers and controlling persons of Zkid, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy and is therefore, unenforceable.

Item 6.           RESIGNATION OF DIRECTORS AND EXECUTIVE OFFICERS.

                  Not Applicable.

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements.



         Item 7(a)(i) Zkid Network Company (formerly E.Kid Network.com, Inc) Financial Statements

                          Review Report Independent Auditor
                          Condensed Balance Sheet March 31, 2001 and December 31, 2000
                          Condensed Statement of Operations March 31, 2001 and Inception to March 31, 2001
                          Condensed Statement of Cash Flows March 31, 2001 and Inception to March 31, 2001
                          Notes to Condensed Financial Statements

         Item 7(a)(ii) E.Kid Network.com, Inc. Financial Statements For Years Ending December 31, 1999 and 2000 and Inception through December 31, 2000
                          Independent Auditor's Report
                          Balance Sheet
                          Statement of Operations
                          Statement of Stockholder's Deficit
                          Statement of Cash Flows
                          Notes to Financial Statements

         Item 7(a)(iii) Financial Statement of East Coeur d'Alene Silver Mines, Inc. for the period December 31, 1999 and 2000 Independent Auditor's Report
                          Balance Sheet
                          Statement of Operations
                          Statement of Stockholder's Deficit
                          Statement of Cash Flows
                          Notes to Financial Statements

Item 7(a)(i)


                              Zkid Network Company
                        (formerly E.KidNetwork.com, Inc.
                         Condensed Financial Statements
                      March 31, 2001 and December 31, 2001

                               TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----

INDEPENDENT ACCOUNTANTS' REPORT                                               1

FINANCIAL STATEMENTS

  BALANCE SHEETS                                                              2

  STATEMENTS OF OPERATIONS                                                    3

  STATEMENTS OF CASH FLOWS                                                    4

  NOTES TO FINANCIAL STATEMENTS                                              5-7

                             DIROCCO & DOMBROW, P.A.
                       3601 W. COMMERCIAL BLVD, SUITE #39
                            FT. LAUDERDALE, FL 33309
                                 (954) 731-8181

          REPORT ON REVIEW BY INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
          ------------------------------------------------------------

Board of Directors
Z.Kid Network Company
(Formerly E.Kid Network.com, Inc.)
Chicago, IL

We have reviewed the accompanying condensed balance sheet of Z.Kid Network Company (formerly E.Kid Network.com, Inc.) as of March 31, 2001 and the related condensed statements of operations and cash flows for the three months ended March 31, 2001 and 2000 and for the period from August 25, 1999 (inception) to March 31, 2001 included in the accompanying Securities and Exchange Commission Form 10-Q for the period ended March 31, 2001. These condensed statements are the responsibility of the Company's management.

We conducted our reviews in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modification that should be made to the accompanying condensed financial statements for them to be in conformity with generally accepted accounting principles.

The accompanying condensed financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 5 to the condensed financial statements, the Company has experienced continuing losses since inception and negative working capital; this raises substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters also are described in Note 5. The condensed financial statements do not include any adjustments that might result from the outcome of this uncertainty.

We have previously audited, in accordance with generally accepted auditing standards, the balance sheet as of December 31, 2000 and the related statements of operations, stockholders' equity and cash flows for the year then ended (not presented herein). In our report dated April 27, 2001, we expressed an unqualified opinion on those financial statements. In our opinion, the information set forth in the accompanying balance sheet as of March 31, 2001, is fairly stated in all material respects in relation to the balance sheet from which it has been derived.

/s/ DiRocco & Dombrow, P.A.
May 24, 2001 (except for note 1 which is as of February 5, 2002)

                           Z.KID NETWORK COMPANY, INC.
                       (FORMERLY E.KID NETWORK.COM, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                            CONDENSED BALANCE SHEETS


                                     ASSETS

                                                     March 31,     December 31,
                                                        2001           2000
                                                    -----------    -----------
                                                    (Unaudited)     (Audited)
Current Assets
 Cash                                               $    46,738    $     2,348
                                                    -----------    -----------
  Total Current Assets                                   46,738          2,348
                                                    -----------    -----------

Furniture and Equipment                                  38,779         31,585
                                                    -----------    -----------

Other Assets
 Deposits                                                 1,265          1,265
                                                    -----------    -----------
  Total Other Assets                                      1,265          1,265
                                                    -----------    -----------
  Total Assets                                      $    86,782    $    35,198
                                                    ===========    ===========

                      LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities
 Accounts payable and accrued expenses               $    65,742    $    73,109
 Notes payable                                           112,500           --
 Due to stockholder                                      686,589        605,695
                                                     -----------    -----------
  Total Current Liabilities                              864,831        678,804
                                                     -----------    -----------

Stockholders' Deficit
 Preferred stock, $0.0001 par value, 10,000,000
  shares authorized, 1,000,000 issued and
  outstanding, respectively                                1,000          1,000
Common stock, $0.0001 par value, 100,000,000
  shares authorized, 16,857,034 and 15,000,000 shares
  issued and outstanding, respectively                     1,685          1,500
 Additional paid in capital                                     1           --
 Stock issued at less than par value                      (2,683)        (2,497)
 Accumulated deficit during development stage           (778,052)      (643,609)
                                                     -----------    -----------
  Total Stockholders' Deficit                           (778,049)      (643,606)
                                                     -----------    -----------

  Total Liabilities and Stockholders' Deficit        $    86,782    $    35,198
                                                     ===========    ===========




                           Z.KID NETWORK COMPANY, INC.
                       (FORMERLY E.KID NETWORK.COM, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                       CONDENSED STATEMENTS OF OPERATIONS



                                       For the period
                                           from
                                         August 25,         For the three months ended
                                      1999 (Inception)   ----------------------------------
                                       to March 31,         March 31,          March 31,
                                              2001               2001               2000
                                      ---------------    ---------------    ---------------


Expenses
Research and development              $       185,531    $          --      $          --
Selling, general and administrative           572,198            131,187             54,818
Depreciation and amortization                  20,323              3,256              3,223
                                      ---------------    ---------------    ---------------
Total Expenses                                778,052            134,443             58,041
                                      ---------------    ---------------    ---------------

Net Loss                              $      (778,052)   $      (134,443)   $       (58,041)
                                      ===============    ===============    ===============

Basic loss per share                                     $         (0.01)   $         (0.01)
                                                         ===============    ===============

Weighted average common shares                                21,857,034         11,174,786
                                                         ===============    ===============



                           Z.KID NETWORK COMPANY, INC.
                       (FORMERLY E.KID NETWORK.COM, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                       CONDENSED STATEMENTS OF CASH FLOWS

                                             For the period
                                                 from
                                               August 25,         For the three months ended
                                            1999 (Inception)   ----------------------------------
                                              to March 31,       March 31,           March 31,
                                                    2001               2001               2000
                                            ---------------    ---------------    ---------------

Cash flows from operating activities:
Net loss                                    $      (778,052)   $      (134,443)   $       (58,041)
Adjustments to reconcile net loss to net
cash used in operating activities:
Depreciation and amortization                        20,323              3,256              3,223
Increase in deposits                                 (1,265)              --                 --
Increase (decrease) in accounts payable              65,742             (7,367)                91
                                            ---------------    ---------------    ---------------
Net cash used in operating activities              (693,252)          (138,554)           (54,727)
                                            ---------------    ---------------    ---------------

Cash flows from  investing activities:
Purchase of furniture and equipment                 (59,102)           (10,450)            (1,510)
                                            ---------------    ---------------    ---------------
Net cash used in investing activities               (59,102)           (10,450)            (1,510)
                                            ---------------    ---------------    ---------------

Cash flows from financing activities:
Proceeds from issuance of common
stock                                                     3               --                 --
Proceeds from notes payable                         112,500            112,500               --
Advances from stockholder loans                     686,589             80,894             59,522
                                            ---------------    ---------------    ---------------
Net cash provided by financing activities           799,092            193,394             59,522
                                            ---------------    ---------------    ---------------

Net increase in cash                                 46,738             44,390              3,285

Cash at beginning of period                            --                2,348              9,205
                                            ---------------    ---------------    ---------------

Cash at end of period                       $        46,738    $        46,738    $        12,490
                                            ===============    ===============    ===============

Supplemental Cash Flow Information:

Interest Paid                               $          --      $          --      $          --
                                            ===============    ===============    ===============

Taxes Paid                                  $          --      $          --      $          --
                                            ===============    ===============    ===============

                           Z.KID NETWORK COMPANY, INC.
                       (FORMERLY E.KID NETWORK.COM, INC.)
                     NOTES TO CONDENSED FINANCIAL STATEMENTS



1.  Presentation of Interim Information

In the opinion of the management of Z.Kid Network Company (formerly E.Kidnetwork.com, Inc.) ("Zkid" or the "Company"), the accompanying unaudited condensed financial statements include all normal adjustments considered necessary to present fairly the financial position as of March 31, 2001, and the results of its operations and cash flows for the three months ended March 31, 2001 and 2000. Interim results are not necessarily indicative of the results for a full year.

The condensed financial statements and notes are presented as permitted by Form 10-Q, and do not contain certain information included in the Company's audited consolidated financial statements and notes for the year ended December 31, 2000.

All significant intercompany transactions and balances have been eliminated.

On April 25, 2001 Zkid acquired all of the issued and outstanding shares of Quadric Acquisition Corporation ("Quadric"), a public SEC reporting company, in exchange for 5,000,000 shares of its restricted common stock. The shares were valued at their fair market value at the date of acquisition of $250,000. The transaction was treated as a financing arrangement whereby Zkid became the successor to the reporting requirements, pursuant to section 12-G(3) and Quadric was subsequently dissolved. The cost of the acquisition was expensed during the period as financing costs. At the date of acquisition Quadric had no significant assets or liabilities or continuing operations. Subsequent to the transaction the financial statements reflect those of Zkid. Upon completing the acquisition the original stockholders of Zkid owned the controlling interest of Quadric.

2.  Research and Development

Research and development costs relate to software products being developed internally and are charged to operations as incurred. The Company recognized research and development costs of $0, $0 and $185,531 for the three months ended March 31, 2001 and 2000 and for the period from August 25, 1999 (inception) to March 31, 2001, respectively.

3.  Basic Loss Per Share

Basic loss per share is the same as diluted loss per share due to the anti-dilutive nature of the convertible notes payable and stock options.

4.  Going Concern

As shown in the accompanying financial statements, the Company incurred net losses of $134,443 for the three months ended March 31, 2001. The Company's current liabilities exceeded its current assets by $818,093 at March 31, 2001. The ability of the Company to continue as a going concern is dependent on the development and marketing of products to be offered by its subsidiaries. The Company will offer additional shares of its common stock to raise capital and obtain financing on an as needed basis. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the possible inability of the Company to continue as a going concern.

5.  Notes Payable

The Company is indebted  to an  individual  in the amount of $50,000 as of March
31,  2001.   There  are  no  formal   repayment   terms  and  the  note  is  not
collateralized.

The Company is indebted to five individuals in the amount of $12,500 each as of March 31, 2001 under an agreement, which provides for the conversion of each note into 225 common shares of the subsidiary for a total of 1,125 common shares.

6.  Stock Options

On December 3, 2000, the Company entered into a stock option agreement in which the Company granted the option to an officer to purchase up to 25,000 shares of common stock for an exercise price of $0.10 per share at any time through December 31, 2001.

SFAS No. 123 requires the disclosure of pro forma net income and earnings per share as though the Company had adopted the fair value method. Under SFAS 123, the fair value of stock-based awards to employees is calculated through the use of option pricing models, even though such models were developed to estimate the fair value of freely tradable, fully transferable option without vesting restrictions, which significantly differ from the Company's stock option awards. These models also require subjective assumptions, including future stock price volatility and expected time to exercise, which greatly affect the calculated values. The Company's calculations were made using the Black-Scholes option pricing model with the following weighted average assumptions: expected life, six to twelve months following vesting; stock volatility, 30% for 2000; risk free interest rates, 4.4% to 6.6% based on date of grant; and no dividends during the expected term. The Company's calculations are based on a multiple option

Company's pro forma net loss applicable to common shareholders and the related loss per share would have been approximately $32,600 or $0.01 per diluted share as of March 31, 2001.

The following is a summary of stock option plan activity for the three months ended March 31, 2001

     Number of options outstanding on December 31, 2000                   25,000
     Number of options exercised by in 2001                                 --
                                                                          ------
     Number of options outstanding on March 31, 2001                      25,000
                                                                          ======

     Number of options exercisable at March 31, 2001                      25,000
                                                                          ======

     Weighted average exercise price per share
     outstanding and exercisable                                          $0.094
                                                                          ======

     Weighted average remaining contractual life of
         options outstanding and exercisable (in months)                       9
                                                                          ======

Item 7(a)(ii)







                             E.KIDNETWORK.COM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                              FINANCIAL STATEMENTS
                     INCLUDING INDEPENDENT AUDITORS' REPORT
               FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999 AND
             FOR THE PERIOD FROM INCEPTION (AUGUST 25, 1999) THROUGH
                                DECEMBER 31, 2000

                                TABLE OF CONTENTS


                                                                          PAGE

INDEPENDENT AUDITORS' REPORT                                                1

FINANCIAL STATEMENTS

  BALANCE SHEETS                                                            2

  STATEMENTS OF OPERATIONS                                                  3

  STATEMENTS OF STOCKHOLDER'S DEFICIT                                       4

  STATEMENTS OF CASH FLOWS                                                  5

NOTES TO FINANCIAL STATEMENTS                                              6-12

                            DIROCCO AND DOMBROW, P.A.
                  CERTIFIED PUBLIC ACCOUNTANTS AND CONSULTANTS
                       3601 W. COMMERCIAL BLVD., SUITE #39
                          FT. LAUDERDALE, FLORIDA 33309
                            TELEPHONE (954) 731-8181
                               FAX (954) 739-1054


                          Independent Auditors' Report
                          ----------------------------

To the Board of Directors
E.Kidnetwork.com, Inc
Northbrook, IL

We have audited the accompanying balance sheets of E.Kidnetwork.com, Inc. (a development stage company) (the "Company") as of December 31, 2000 and 1999, and the related statements of operations, stockholder's deficit and cash flows for the years then ended and for the period from inception (August 25, 1999) to December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes, examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as, evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of E.Kidnetwork.com, Inc. as of December 31, 2000 and 1999, and the results of its operations and cash flows for the years and periods then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has incurred significant losses and has negative net working capital from operations. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.


/s/ DiRocco and Dombrow
-----------------------
DiRocco and Dombrow, P.A.
January 12, 2001 (except for note 8, which is as of February 5, 2002)



                             E.KIDNETWORK.COM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                 BALANCE SHEETS


                                     ASSETS

                                                              December 31,    December 31,
                                                                   2000            1999
                                                              ------------    ------------


Current Assets
  Cash                                                        $      2,348    $      9,205
                                                              ------------    ------------
          Total Current Assets                                       2,348           9,205
                                                              ------------    ------------

Furniture and Equipment                                             31,585          28,990
                                                              ------------    ------------

Other Assets
  Deposits                                                           1,265            --
                                                              ------------    ------------
          Total Other Assets                                         1,265            --
                                                              ------------    ------------
          Total Assets                                        $     35,198    $     38,195
                                                              ============    ============



                      LIABILITIES AND STOCKHOLDER'S DEFICIT

Current Liabilities
  Accounts payable and accrued expenses                       $     73,109    $     11,520
  Due to stockholder                                               605,695         115,510
                                                              ------------    ------------
          Total Current Liabilities                                678,804         127,030
                                                              ------------    ------------

Stockholder's Deficit
  Common stock, $.001 par value, 3,000
  shares authorized, issued and outstanding                              3               3
  Accumulated deficit during development stage                    (643,609)        (88,838)
                                                              ------------    ------------
          Total Stockholder's Deficit                             (643,606)        (88,835)
                                                              ------------    ------------

          Total Liabilities and Stockholder's Deficit         $     35,198    $     38,195
                                                              ============    ============


                             E.KIDNETWORK.COM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                            STATEMENTS OF OPERATIONS


                                        For the period
                                             from
                                          inception
                                         (August 25,
                                          1999) to      For the Year Ended December 31,
                                        December 31,    ------------------------------
                                             2000             2000             1999
                                        ------------    -------------    -------------


Expenses
 Research and development              $     185,531    $     185,531    $        --
 Selling, general and administrative         441,011          354,942           86,069
 Depreciation                                 17,067           14,298            2,769
                                       -------------    -------------    -------------
    Total Expenses                           643,609          554,771           88,838
                                       -------------    -------------    -------------

    Net Loss                           $    (643,609)       $(554,771)       $ (88,838)
                                       =============    =============    =============


 Basic loss per share                                   $     (184.92)   $      (29.61)
                                                        =============    =============

 Weighted average common shares                                 3,000            3,000
                                                        =============    =============


                             E.KIDNETWORK.COM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                       STATEMENTS OF STOCKHOLDER'S DEFICIT
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999


                                                                             Additional
                                  Common                       Paid-in      Accumulated
                                  Stock          Amount        Capital        Deficit           Total
                               ------------   ------------   ------------   ------------    ------------

Issuance of common stock
for cash                              3,000   $          3   $       --     $       --      $          3

Net loss for the period from
inception (August 25, 1999)
to December 31, 1999                   --             --             --          (88,838)        (88,838)
                               ------------   ------------   ------------   ------------    ------------

Balance at December 31, 1999          3,000              3           --          (88,838)        (88,835)

Net loss for the year ended
December 31, 2000                      --             --             --         (554,771)       (554,771)
                               ------------   ------------   ------------   ------------    ------------


Balance at December 31, 2000          3,000   $          3   $         --   $   (643,609)   $   (643,606)
                               ============   ============   ============   ============    ============


                             E.KIDNETWORK.COM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                            STATEMENTS OF CASH FLOWS

                                                               For the period     For the period
                                                                    from               from
                                                                 inception          inception
                                                For the          (August 25,        (August 25,
                                               year ended         1999) to           1999) to
                                              December 31,       December 31,       December 31,
                                                    2000               1999            2000
                                            ---------------    ---------------    ---------------

Cash flows from operating activities:
Net loss                                    $      (554,771)   $       (88,838)   $      (643,609)
Adjustments to reconcile net loss to net
cash used in operating activities:
Depreciation expense                                 14,298              2,769             17,067
Increase in deposits                                 (1,265)              --               (1,265)
Increase (decrease) in accounts payable              61,589             11,520             73,109
                                            ---------------    ---------------    ---------------
Net cash used in operating activities              (480,149)           (74,549)          (554,698)
                                            ---------------    ---------------    ---------------

Cash flows from  investing activities:
Purchase of furniture and equipment                 (16,893)           (31,759)           (48,652)
                                            ---------------    ---------------    ---------------
Net cash used in investing activities               (16,893)           (31,759)           (48,652)
                                            ---------------    ---------------    ---------------

Cash flows from financing activities:
Proceeds from issuance of common
stock                                                  --                    3                  3
Advances from stockholder loans                     490,185            115,510            605,695
                                            ---------------    ---------------    ---------------
Net cash provided by financing activities           490,185            115,513            605,698
                                            ---------------    ---------------    ---------------

Net increase (decrease) in cash                      (6,857)             9,205              2,348

Cash at beginning of year                             9,205               --                 --
                                            ---------------    ---------------    ---------------

Cash at end of year                         $         2,348    $         9,205    $         2,348
                                            ===============    ===============    ===============

                             E.KIDNETWORK.COM, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Operation
--------------------------

E.Kidnetwork.com, Inc. (a development stage company) (the "Company") was incorporated on August 25, 1999 under the General Corporation Law of the State of Delaware as the Children's Technology Group, Inc. The Company is an innovative digital media company with the focused mission of providing education and entertainment for children through the medium of computer and telecommunication technologies. The Company is positioned to provide a safe, educational place that children will be drawn to for fun and excitement.

Going Concern
-------------

The Company's financial statements are presented on a going concern basis which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. The Company has experienced recurring losses since inception and has negative net working capital. For the years ended December 31, 2000 and 1999, the Company experienced net losses of $369,240 and $88,838, respectively.

The Company's ability to continue as a going concern is contingent upon its ability to secure additional financing, initiate sales of its products, and attain profitable operations.

Management is pursuing various sources of equity financing. Although the Company plans to pursue additional financing, there can be no assurance that the Company will be able to secure financing or obtain financing on terms beneficial to the Company.

Failure to secure such financing may result in the Company rapidly depleting its available funds. Without such funds the Company would be unable to comply with its payment obligations with its vendors.

The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the possible inability of the Company to continue as a going concern.

                             E.KIDNETWORK.COM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO FINANCIAL STATEMENTS, (CONTINUED)


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES,
                  (Continued)

Advertising Expense
-------------------

The costs of advertising are recorded as an expense when incurred or upon the first showing of the advertisement. Advertising costs for the year ended December 31, 2000 and period ended December 31, 1999 were approximately $85,581 and $0, respectively. There were no amounts capitalized for future advertising at December 31, 2000 and 1999.

Long-lived Assets
-----------------

The Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. An impairment loss would be recognized when estimated future cash flows expected to result from the use of the asset and its eventual disposition is less than its carrying amount.

Furniture and Equipment
-----------------------

Furniture and equipment are stated as cost. Expenditures for renewals and betterment are capitalized and maintenance and repairs are expensed as incurred. Depreciation is computed using the double declining method over their estimated useful lines ranging from three to seven years.

Income Taxes
------------

The Company accounts for income taxes under Financial Accounting Standards Board of Financial Accounting Standards No. 109, "Accounting for Income Taxes". Under Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities due to a change in tax rates is recognized in income in the period that includes the enactment date. No current or deferred income tax expense or benefit were recognized due to the Company not having any material operations for the year ended December 31, 2000 and period ended December 31, 1999.

                             E.KIDNETWORK.COM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO FINANCIAL STATEMENTS, (CONTINUED)


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES,
                  (Continued)


Net Loss Per Share
------------------

Net loss per share is presented under Statement of Financial Accounting Standards No. 128, "Earnings Per Share" (SFAS 128). Basic earnings per share is computed by using the weighted average number of common shares outstanding and excludes any dilutive effects of options, warrants and convertible securities. Diluted earnings per share is computed using the weighted average number of common and dilutive common shares outstanding during the period. Due to the Company's net loss for the fiscal year ended December 31, 2000 and period ended December 31, 1999, potentially dilutive securities have been excluded from the computation as their effect is antidulutive.

Fair Value of Financial Instruments
-----------------------------------

The carrying amounts reported in the balance sheets for cash and cash equivalents and accounts payable approximate fair value because of the immediate or short-term maturity of these financial instruments. The carrying amounts reported for notes payable and long-term debt approximates fair value, because the interest on the underlying instruments approximates market rates.

Use of Estimates
----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and, reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                             E.KIDNETWORK.COM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO FINANCIAL STATEMENTS, (CONTINUED)


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES,
                  (Continued)


New Accounting Pronouncements
-----------------------------

In June 1998, the Financial Accounting Standards Board (FASB) issued SFAS No. 133 (SFAS 133) "Accounting for Derivative Instruments and Hedging Activities", which was amended by SFAS No. 137, issued in June 1999. SFAS 133 established standards for accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and hedging activities. SFAS 133, as amended, is effective for fiscal years beginning after June 15, 2000. The Company does not believe that the adoption of SFAS 133 will have a material effect on the financial statements.

In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" (SFAS 140). SFAS 140 replaces FASB Statement No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities" and provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities. SFAS 140 is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001 and is effective for recognition and reclassification of collateral and for disclosures relating to securitization transactions and collateral for fiscal years ending after December 31, 2000. The Company does not believe that the adoption of SFAS 140 will have a material effect on the financial statements.

In December  1999, the  Securities  and Exchange  Commission  (SEC) issued Staff
Accounting Bulletin (SAB) No. 101, "Revenue Recognition in Financial Statements". SAB 101 provides the SEC Staff's views in applying generally accepted accounting principles to selected revenue recognition issues. The Company does not believe that the adoption of SAB 101 will have a material effect on the financial statements.

Reclassifications

Certain prior year balances have been reclassified to conform with the current year's presentation.

                             E.KIDNETWORK.COM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO FINANCIAL STATEMENTS, (CONTINUED)


NOTE 2 - FURNITURE AND EQUIPMENT

Furniture and equipment consists of the following:
                                                 December 31,
                                             -------------------

                                              2000       1999
                                             --------   --------
Office furniture and equipment               $ 48,652   $ 31,759
Less accumulated depreciation                 (17,067)    (2,769)
                                             --------   --------

                                             $ 31,585   $ 28,990
                                             ========   ========

Depreciation expense for 2000 and 1999 was $74,298 and $2,769, respectively.

NOTE 3 - INCOME TAXES

The reasons for the differences between income taxes at the statutory income tax rates and the provision (benefit) for income taxes are summarized, as follows:

                                                 December 31,
                                            ----------------------

                                              2000         1999
                                            ---------    ---------
Income tax benefits at statutory rate:
Change in valuation allowance related       $ 124,896    $  30,205
    to deferred tax benefit carryforwards    (124,896)     (30,205)
                                            ---------    ---------
Income tax benefit                          $    --      $    --
                                            =========    =========

Due to net operating losses and the uncertainty of realization, no tax benefit has been recognized for operating losses. At December 31, 2000, net operating losses of $456,179 are available for carryforward against future year's taxable income and begin to expire in year 2014. The Company's ability to utilize its net operating loss carryforwards is uncertain and thus a valuation reserve has been provided against the Company's net deferred tax assets.

NOTE 4 - RELATED PARTY TRANSACTIONS

The Company is obligated to its shareholder for capital advances. The advances are non-interest bearing and are due on demand. On January 1, 2001, the Company converted the advances to a one year note and agreed to accrue interest at 10% per annum on the outstanding balance. The note is renewable annually.

                             E.KIDNETWORK.COM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO FINANCIAL STATEMENTS, (CONTINUED)


NOTE 5 - CASH FLOW INFORMATION

Interest and taxes paid during the years ended December 31, 2000 and 1999 were as follows:

                                  2000                1999
                             ---------            --------

         Interest            $    --              $   --
                             =========            ========

         Taxes               $    --              $   --
                             =========            ========

NOTE 6 - FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair value of the Company's financial instruments are as follows:

                                       December 31, 2000     December 31, 1999
                                      -------------------   -------------------

                                      Carrying    Fair      Carrying    Fair
                                       Amount     Value      Amount     Value
                                      --------   --------   --------   --------
Assets:
   Cash                               $  2,348   $  2,348   $  9,205   $  9,205

Liabilities:
   Notes payable                      $605,695   $605,695   $115,510   $115,510
   Accrued liabilities                $ 73,109   $ 73,109   $ 11,520   $ 11,520


NOTE 7 - COMMITMENT

The Company entered into a lease agreement for its office facility on April 1, 2000 expiring on June 30, 2003, with an option to renew for an additional three years. Rent expense for the year ended December 31, 2000 and period ended December 31, 1999, was $48,554 and $2,609, respectively.

The following is a schedule of future minimum lease payments under the lease as of December 31, 2000:

2001   $37,138
2002    38,931
2003    19,978
       -------
       $96,047
       =======

                              E.KIDNETWORK.COM, INC
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO FINANCIAL STATEMENTS, (CONTINUED)


NOTE 8 - SUBSEQUENT EVENTS

On January 23, 2001, E.Kidnetwork.com, Inc. ("EKid") was acquired by East Coeur d'Alene Mines, Inc. ("ECDA") in exchange for 15,000,000 shares of ECDA's restricted common stock and 1,000,000 shares of its restricted Series A preferred stock in a reverse acquisition. Additionally, as part of the acquisition agreement, 9,000,000 shares of common stock owned by ECDA's majority stockholder, were cancelled. In this transaction, ECDA was the legal acquirer and EKid was the acquiree. However, for accounting purposes the roles were reversed and EKid became the accounting acquirer while ECDA became the accounting acquiree. This type of transaction is referred to as a reverse acquisition, meaning that the company that is the legal acquirer is considered, for accounting purposes, to be the acquiree. Upon completion of the transaction the original stockholders of EKid owned the controlling interest of the combined company and the Company's financial statements reflect those of EKid. Subsequent to this acquisition ECDA changed its name to zKid Network Company ("ZKid").

On April 25, 2001, ZKid, formerly ECDA, acquired all of the issued and outstanding shares of Quadric Acquisition Corporation ("Quadric"), a public SEC reporting company, in exchange for 5,000,000 shares of its restricted common stock. The shares were valued at their fair market value at the date of acquisition of $250,000. The transaction was treated as a financing arrangement whereby ZKid became the successor to the reporting requirements, pursuant to section 12-G(3) and Quadric was subsequently dissolved. The cost of the acquisition will be expensed during the period as financing costs.

Item 7(a)(iii)

                      EAST COEUR D'ALENE SILVER MINES, INC.


                              FINANCIAL STATEMENTS
                                      WITH
                          INDEPENDENT AUDITORS' REPORT
                    FOR THE PERIOD DECEMBER 31, 2000 AND 1999

                                TABLE OF CONTENTS




                                                                           Page


INDEPENDENT AUDITORS' REPORT                                                 1

FINANCIAL STATEMENTS
  Balance Sheets                                                             2
  Statements of Operations                                                   3
  Statements of Stockholders' Equity (Deficit)                               4
  Statements of Cash Flows                                                   5

NOTES TO FINANCIAL STATEMENTS                                               6-11

                             DIROCCO & DOMBROW, P.A.
                      3601 WEST COMMERCIAL BLVD., SUITE 39
                            FORT LAUDERDALE, FL 33309
                                 (954) 731-8181
                               FAX (954) 739-1054


                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------


Board of Directors
East Coeur D'Alene Silver Mines. Inc.
Green Acres, WA


We have audited the accompanying balance sheets of East Coeur D'Alene Silver Mines, Inc. as of December 31, 2000 and 1999, and the related statements of operations, stockholders' equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of East Coeur D'Alene Silver Mines, Inc. as of December 31, 2000 and 1999, and the results of operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1, the Company has no revenues and negative working capital. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans regarding those matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


DiRocco & Dombrow, P.A.
Ft. Lauderdale, FL
January 12, 2001

                      EAST COEUR D'ALENE SILVER MINES, INC.
                                 BALANCE SHEETS
                           DECEMBER 31, 2000 AND 1999





                                                        2000         1999
                                                      ---------    ---------

                                     ASSETS

Current Assets
  Cash                                                $      18    $    --
                                                      ---------    ---------
         Total Assets                                 $      18    $    --
                                                      =========    =========

                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)


Current Liabilities
  Accounts payable                                     $    --      $   8,348
   Advances from shareholders                               --          9,900
                                                       ---------    ---------
          Total Current Liabilities                         --         18,248
                                                       ---------    ---------

Commitments and Contingencies

Stockholders' Equity (Deficit)
  Common stock, $0.0001 par value,
  100,000,000 shares authorized,
  10,857,034 and 174,786 shares issued
  and outstanding, respectively                            1,085           17
Additional paid-in capital                               795,710      748,280
Accumulated deficit                                     (796,777)    (766,545)
                                                       ---------    ---------

  Total Stockholders' Equity (Deficit)                        18      (18,248)
                                                       ---------    ---------

  Total Liabilities and Stockholders'
      Equity (Deficit)                                 $      18    $    --
                                                       =========    =========

                      EAST COEUR D'ALENE SILVER MINES, INC.
                             STATEMENT OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999





                                                        2000            1999
                                                    -----------     -----------

Revenues                                            $      --       $      --
                                                    -----------     -----------

Expenses
  Legal and audit expenses                               26,732            --
  Mining exploration and engineering expense               --             1,148
  Office supplies and expenses                            3,500           5,147
  Taxes and licenses                                       --                69
                                                    -----------     -----------

 Total Expenses                                          30,232           6,364
                                                    -----------     -----------

Other Expenses
  Interest                                                 --               832
                                                    -----------     -----------

       Total Other Expenses                                --               832

                                                    -----------     -----------
Net Loss                                            $   (30,232)    $    (7,196)
                                                    ===========     ===========

Net Loss Per Common Share                           $     (0.01)    $     (0.04)
                                                    ===========     ===========

Weighted Average Shares of Common Stock
  Outstanding                                         3,750,284         174,786
                                                    ===========     ===========





                      EAST COEUR D'ALENE SILVER MINES, INC.
             STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999



                                                Common Stock          Discount on   Accumulated
                                          -----------------------       Common       Earnings
             DESCRIPTION                    Shares         Amount        Stock       (Deficit)        Total
---------------------------------------   -----------   -----------   -----------   -----------    -----------

BALANCE AT JANUARY 1, 1999                    174,786   $        17   $   748,280   $  (759,349)   $   (11,052)

NET LOSS FOR THE YEAR                            --            --            --          (7,196)        (7,196)
                                          -----------   -----------   -----------   -----------    -----------

BALANCE AT DECEMBER 31, 1999                  174,786            17       748,280      (766,545)       (18,248)

STOCK ISSUE FOR CASH @ $0.0001                182,248            18        18,230          --           18,248

STOCK OFFERING UNDER SECTION 4(2) OF       10,000,000         1,000         4,250          --            5,250
 THE  SECURITIES ACT OF 1933 AT $0.0001

STOCK OFFERING UNDER RULE 504D AT             500,000            50        24,950          --           25,000
                                                                                                   $    0.0001

NET LOSS FOR THE YEAR                            --            --            --         (30,232)       (30,232)
                                          -----------   -----------   -----------   -----------    -----------

BALANCE AT DECEMBER 31, 2000               10,857,034   $     1,085   $   795,710   $  (796,777)   $        18
                                          ===========   ===========   ===========   ===========    ===========

                      EAST COEUR D'ALENE SILVER MINES, INC.
                            STATEMENTS OF CASH FLOWS
                           DECEMBER 31, 2000 AND 1999





                                                     2000        1999
                                                    --------    --------

Cash Flows From Operating Activities
Net loss                                             $(30,232)   $ (7,196)
Adjustments to reconcile net loss to net cash used
in operating activities:
Decrease in organizational expense                       --           450
Decrease in advances                                   (9,900)       --
(Decrease) increase in accounts payable                (8,348)      4,211
                                                     --------    --------

Net Cash Used in Operating Activities                 (48,480)     (2,535)
                                                     --------    --------

Cash Flows From Financing Activities
Proceeds from shareholder advances                       --         2,500
Proceeds from issue of stock                           48,498        --
                                                     --------    --------
Net Cash Provided by Financing Activities              48,498       2,500
                                                     --------    --------

Net Increase (Decrease) in Cash                            18         (35)
Cash, Beginning of Year                                  --            35
                                                     --------    --------

Cash, End of Year                                    $     18    $   --
                                                     ========    ========


Supplemental Information
Interest paid                                        $   --      $   --
                                                     ========    ========

Income taxes paid                                    $   --      $   --
                                                     ========    ========

                      EAST COEUR D'ALENE SILVER MINES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of East Coeur d'Alene Silver Mines, Inc. (the Company) is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management, which is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Organization and Business Activity
----------------------------------

East Coeur d'Alene Silver Mines, Inc. was organized and exists under the General Corporation Law of the State of Nevada. East Coeur d'Alene Silver Mines, Inc., an Idaho corporation was incorporated in the State of Idaho on October 16, 1961 and East Coeur d'Alene Silver Mines, Inc., a Nevada corporation, was incorporated in the State of Nevada on August 28, 2000.

On August 29, 2000, the Boards of Directors of the corporations approved the merger of the two corporations under the pooling of interest method. The surviving corporation was East Coeur d'Alene Silver Mines, Inc., the Nevada corporation.

The Company was incorporated for the purpose of acquiring, exploring and developing mining properties. The Company is inactive, but maintains two unpatented mining claims in the Coeur d'Alene Mining District, Shoshone County, Idaho.

Basis of Accounting
-------------------

The Company's financial statements are prepared using the accrual method of accounting.

Use of Estimates
----------------

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                      EAST COEUR D'ALENE SILVER MINES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued


Income Taxes
------------

Income taxes are calculated under the provisions of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (SFAS 109). Under SFAS 109, the liability method is used in accounting for income taxes, which includes the effects of temporary differences between financial and taxable amounts of assets and liabilities. The Company has established a valuation allowance to fully offset potential deferred tax assets.

For income tax purposes, the Company has elected to treat its current and historical operating expenses as capitalizable exploration and development costs under IRC Code Section 616(b). Accordingly, the Company has no net operating loss carryforwards.

Net Loss Per Share
------------------

Net loss per share is presented under Statement of Financial Accounting Standards No. 128, "Earnings Per Share" (SFAS 128). Basic earnings per share is computed by using the weighted average number of common shares outstanding and excludes any dilutive effects of options, warrants and convertible securities. Diluted earnings per share is computed using the weighted average number of common and dilutive common shares outstanding during the period. Due to the Company's net loss for the fiscal years ended December 31, 2000 and 1999, potentially dilutive securities have been excluded from the computation as their effect is antidulutive.

                      EAST COEUR D'ALENE SILVER MINES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued

Going Concern
-------------

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. Going concern contemplates the realization of assets and the satisfaction of liabilities in the normal course of business over a reasonable length of time. These financial statements show that there are no revenues and the Company incurred net losses of $30,233 and $7,196 for the years ended December 31, 2000 and 1999, respectively. The future of the Company is dependent upon its ability to obtain financing and upon future successful explorations and profitable operations from the development of the mining properties. Management is pursuing various sources of equity financing. Although the Company plans to pursue additional financing, there can be no assurance that the Company will be able to secure such financing or obtain financing on terms beneficial to the Company. Failure to secure such financing may result in the Company's inability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classifications of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

New Accounting Pronouncements
-----------------------------

In June 1998, the Financial Accounting Standards board issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities", (SFAS 133). SFAS 133 establishes accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contract and for hedging activities. SFAS 133 requires all companies to recognize derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. This statement is effective for all fiscal quarters of fiscal years beginning after July 1, 2000. The Company does not believe that the adoption of SFAS 133 will have a material effect on its financial position or results of operations.

Stock Based Compensation

As permitted by Statement of Financial Account Standards No. 123 "Accounting for Stock-Based Compensation", ("SFAS 123") the Company accounts for stock-based awards to employees using the intrinsic value method in accordance with Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" ("APB 25").

                      EAST COEUR D'ALENE SILVER MINES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999


NOTE 2 - MINING CLAIMS

The Company maintained ten unpatented mining claims in the Coeur d'Alene Mining District, Shoshone, Idaho. During the year ended December 31, 1998, the Company wrote down the carrying value of its mining claims to $-0-, thereby incurring an asset impairment loss of $518,698, in recognition of the decreased value of its mineral properties. Subsequently, the Company lost its rights, title and interest in the mining claims as of June 2000 and has since re-filed for two of the original ten mining claims.

NOTE 3 - ADVANCES FROM SHAREHOLDERS

A shareholder of the Company has periodically  advanced cash to the Company.  As
of  December  31,  2000  and  1999,   these  advances  totaled  $0  and  $9,900,
respectively. These advances are non-interest bearing and are due upon demand.

NOTE 4 - COMMITMENTS AND CONTIGENCIES

The Company is in the business of exploration and development of mineral properties. At present, there are no feasibility studies establishing proven and probable reserves.

Minerals exploration and mining industries are inherently speculative and subject to complex environmental regulations, the Company is unaware of any pending litigation or of any specific past or prospective matters.

NOTE 5 - STOCKHOLDERS' EQUITY

Common Stock Issuances

Common stock was issued in the years 2000 and 1999 as follows:

     a. In fiscal year 2000, East Coeur D'Alene Silver Mines, Inc.'s Board of Directors authorized a 1:64 reverse stock split of its shares and changed the par value from $0.10 to $0.0001. This resulted in 174,786 shares of common stock outstanding.

     b. On August 21, 2000, the Company issued 182,248 common stock for $18,248. These funds were used to pay off the corporation's payables.

     c. On August 31, 2000, 10,000,000 shares of common stock were issued for $5,000 under Section 4(2) of the Securities Act of 1933. In addition, 500,000 shares of common stock were issued through a limited offering under Rule 504D, for $25,000.

                      EAST COEUR D'ALENE SILVER MINES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999


NOTE 6 - STOCK OPTIONS

On December 3, 2000, the Company entered into a stock option agreement in which the Company granted the option to an officer to purchase up to 25,000 shares of common stock for an exercise price of $0.10 per share at any time through December 31, 2001.

SFAS No. 123 requires the disclosure of pro forma net income and earnings per shares as though the Company had adopted the fair value method. Under SFAS 123, the fair value of stock-based awards to employees is calculated through the use of option pricing models, even though such models were developed to estimate the fair value of freely tradable, fully transferable option without vesting restrictions, which significantly differ from the Company's stock option awards. These models also require subjective assumptions, including future stock price volatility and expected time to exercise, which greatly affect the calculated values. The Company's calculations were made using the Black-Scholes option pricing model with the following weighted average assumptions: expected life, six to twelve months following vesting; stock volatility, 30% for 2000; risk free interest rates, 4.4% to 6.6% based on date of grant; and no dividends during the expected term. The Company's calculations are based on a multiple option valuation approach and no forfeitures. If the computed fair value of the 2000 award had been amortized to the Company's expense over the vesting period of the award, the Company's pro forma net loss applicable to common shareholders and the related loss per share would have been $32,582 or $0.01 per diluted share in 2000.

The following is a summary of stock option plan activity for the year ended December 31, 2000.

            Number of options outstanding on December 31, 2000            25,000

            Number of options exercised by in 2000                          --
                                                                          ------

            Number of options outstanding on December 31, 2000            25,000
                                                                          ======


            Number of options exercisable at December 31, 2000            25,000
                                                                          ======

            Weighted average exercise price per share
              outstanding and exercisable                                 $0.094
                                                                          ======

            Weighted average remaining contractual life of
                options outstanding and exercisable (in months)               12
                                                                          ======

                      EAST COEUR D'ALENE SILVER MINES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999


NOTE 7 - RELATED PARTY

On August 31, 2000, the Company sold 10,000,000 shares of common stock to Long Lane Capital, Inc. for $5,000 Dollars in a private transaction not involving a public offering. On August 21, 2000, the Company sold 182,248 shares of common stock to Long Lane Capital, Inc. for $18,248 dollars. The securities were sold to Long Lane Capital, Inc, in private transactions not involving a public offering pursuant to Section 4 (2) of the Act. Mr. Wilson, as the sole shareholder of Long Lane Capital, Inc., is deemed the beneficial owner of the Company shares and as the sole officer and director of the Company, the issuance of the shares, constitutes a transaction with management.

NOTE 8- SUBSEQUENT EVENT

On January 23, 2001, the Company acquired 100% of the issued and outstanding common stock of E.Kidnetwork.com, Inc. in exchange for 15,000,000 shares of its restricted common stock and 1,000,000 shares of its restricted Series A preferred stock valued at $750,000.

         (b)      Proforma Financial Information

         Item 7(b)(i)     Transaction Summary

         Item 7(b)(ii)    Zkid  Network  Company  Condensed Pro Forma
                          Financial Statements for the period Ending March 31, 2001 Independent Accountants Report [MISSING] Pro Forma Condensed Balance Sheet Pro Forma Condensed Statement of Operations Notes to Pro Forma Condensed Financial Statements


         Item (b)(iii)    Zkid Network  Company Pro Forma Consolidated Financial
                          Statements  for  period  ending   December  31,   2000
                          Review Report Independent Auditor Pro Forma
                          Consolidated Balance Sheet Pro Forma Consolidated
                          Statement of Operations Notes to Pro Forma
                          Consolidated Financial Statements

Item 7(b)(i)

                              ZKID NETWORK COMPANY

                     PROFORMA COMBINED FINANCIAL STATEMENTS

In January 2001, E.Kid Network.com, Inc. (Ekid) merged with East Coeur d'Alene Silver Mines, Inc. (East Coeur d'Alene) as a reverse acquisition where Ekid will continue as the operating company and will be the surviving entity for accounting purposes. The continuing company will be known as Zkid Network Company (Zkid). Subsequent to this merger, in April 2001, the registrant (Quadric Acquisition Corporation) was acquired as part of the plans of the continuing company through a section 12(g)3 merger, wherein Quadric's shareholders received stock in Zkid, the continuing company, and Zkid became the reporting registrant.

The following proforma combined financial statements reflect the acquisition of 100% of the common stock of E.Kid Network.com, Inc., the operating company to be known as Zkid, by the registrant as of December 31, 2000 and March 31, 2001. The transaction involves the exchange of 15,000,000 common shares and 1,000,000 preferred shares for 3,000 common shares of Zkid, which were issued and outstanding. This transaction between Ekid and East Coeur d'Alene precedes the transaction in which the registrant was acquired.

The proforma financial statements have been prepared utilizing the historical financial statements of Zkid Network Company (formerly known as East Coeur d'Alene Silver Mines, Inc.) and E.Kid Network.com, Inc. and should be read in conjunction with the separate historical financial statements and notes thereto of these companies for the respective periods presented. The acquisition of Quadric, the registrant, is accounted for as a financing transaction in the proforma financial information.

The proforma financial information is based on the purchase method of accounting. The proforma combined statements of operations assume the acquisition of Ekid had occurred at the beginning of the period presented in the statements. All inter-company accounts and transactions have been eliminated.

The proforma combined financial statements do not purport to be indicative of the financial positions and results of operations which actually would have been obtained if the acquisition had occurred on the date indicated or the results which may be obtained in the future. The purpose of the proforma financial statements is to report the effect of the subsequent mergers and acquisitions and the effect upon the reporting history of the registrant.

Item 7(b)(ii)






                              Zkid Network Company
                       (formerly E.Kidnetwork.com, Inc.)
                    Pro Forma Condensed Financial Statements
                                 March 31, 2001

                             DIROCCO & DOMBROW, P.A.
                      3601 WEST COMMERCIAL BLVD., SUITE #39
                            FORT LAUDERDALE, FL 33309
                                 (954) 731-8181
                               FAX (954) 739-1054



                         Independent Accountants' Report
                         -------------------------------



To the Board of Directors
z.Kid Network Co. and Subsidiary
Chicago, Illinois

We have reviewed the pro forma adjustments that reflect the acquisition of Quadric Acquisition Corporation by z.Kid Network Company (formerly E.kid Network.com, Inc.) as described in Note 1 to the pro forma condensed financial statements and the application of those adjustments to the historical amounts in the accompanying pro forma balance sheet of z.Kid Network Co. (formerly E.kid Network.com, Inc.) as of March 31, 2001 and the related pro forma condensed statement of operations for the three months then ended. The historical financial statements are derived from the financial statements of z.Kid Network Company and Quadric Acquisition Corporation as of March 31, 2001. Such pro forma adjustments are based on management's assumptions as described in Note 1. Our review was made in accordance with statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants and, accordingly, included such procedures as we considered necessary in the circumstances.

The objective of this pro forma information is to show what the significant effects on the historical financial information might have been had the proposed acquisition occurred at an earlier date. However, the pro forma consolidated statements are not necessarily indicative of the results of operations or related effects on financial position that would have been attained had the above-mentioned proposed acquisition actually occurred earlier.

Based on our review, we are not aware of any material modification that should be made to the pro forma consolidated financial statements in order for them to be in conformity with generally accepted accounting principles.



/s/ DiRocco & Dombrow
---------------------
DiRocco & Dombrow P.A.
Ft. Lauderdale, Florida
April 27, 2001 (except for Notes 1 and 3, which are as of February 5, 2002)


                              Z.KID NETWORK COMPANY
                        (FORMERLY E.KIDNETWORK.COM, INC.)
                        PRO FORMA CONDENSED BALANCE SHEET
                                 MARCH 31, 2001

                                                                                March 31, 2001
                                                              ----------------------------------------------------
                                                                zKid Network
                                                              Company (formerly
                                                              E.Kidnetwork.com,                             Pro Forma
                                                                      Inc.)           Adjustments             Totals
                                                              -----------------    -----------------    -----------------

                                     ASSETS

Current Assets
Cash                                                          $          46,738    $            --      $          46,738
                                                              -----------------    -----------------    -----------------
Total Current Assets                                                     46,738                 --                 46,738
                                                              -----------------    -----------------    -----------------

Furniture and Equipment (net)                                            38,779                 --                 38,779
                                                              -----------------    -----------------    -----------------

Other Assets
Deposits                                                                  1,265                 --                  1,265
                                                              -----------------    -----------------    -----------------
Total Other Assets                                                        1,265                 --                  1,265
                                                              -----------------    -----------------    -----------------

Total Assets                                                  $          86,782    $            --      $          86,782
                                                              =================    =================    =================

                      LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities
Accounts payable and accrued liabilities                      $          65,742    $            --      $          65,742
Notes payable                                                           112,500                 --                112,500
Due to stockholder                                                      686,589                 --                686,589
                                                              -----------------    -----------------    -----------------
Total Current Liabilities                                               864,831                 --                864,831
                                                              -----------------    -----------------    -----------------

Stockholders' Deficit
Preferred stock                                                           1,000                 --                  1,000
Common stock                                                              1,685                  500                2,185
Additional paid-in capital                                                    1              249,500              249,501
Stock issued at less than par value                                      (2,683)                --                 (2,683)
Accumulated deficit                                                    (778,052)            (250,000)          (1,028,052)
                                                              -----------------    -----------------    -----------------
Total Stockholders' Deficit                                            (778,049)                --               (778,049)
                                                              -----------------    -----------------    -----------------

Total Liabilites and Stockholders' Deficit                    $          86,782    $            --      $          86,782
                                                              =================    =================    =================



                              Z.KID NETWORK COMPANY
                        (FORMERLY E.KIDNETWORK.COM, INC.)
                   PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                                 MARCH 31, 2001

                                                 zKid Network
                                               Company (formerly
                                               E.Kidnetwork.com,                             Pro Forma
                                                       Inc.)           Adjustments             Totals
                                               -----------------    -----------------    ----------------

Expenses
Financing costs                                             --                250,000             250,000
Selling, general and administrative                      134,443                 --               134,443
                                               -----------------    -----------------    ----------------
Total Expenses                                           134,443              250,000             384,443
                                               -----------------    -----------------    ----------------

Net loss                                       $        (134,443)   $        (250,000)   $       (384,443)
                                               =================    =================    ================

Loss per common share                          $           (0.01)
                                               =================

Weighted average number of share outstanding          15,000,000
                                               =================

                                Z.KID NETWORK CO.
                       (FORMERLY E.KID NETWORK.COM, INC.)
                NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS


1.  Presentation of Interim Information

The pro forma condensed balance sheet as of March 31, 2001 and the related pro forma condensed statement of operations for the three months then ended, include the pro forma acquisition of Quadric Acquisition Corporation ("Quadric"), a public SEC reporting company, on April 25, 2001, in exchange for 5,000,000 shares of zKidnetwork Company ("zKid" or the "Company") restricted common stock. The shares were valued at their fair market value at the date of acquisition of $250,000. The transaction was treated as a financing arrangement whereby zkid became the successor to the reporting requirements, pursuant to section 12-G(3) and Quadric was subsequently dissolved. The cost of the acquisition was expensed during the period as financing costs. At the date of acquisition Quadric had no significant assets or liabilities or continuing operations. Subsequent to the transaction the financial statements reflect those of zKid. Upon completing the acquisition the original stockholders of zKid owned the controlling

The accompanying pro forma condensed financial statements illustrate the effect of the acquisition on the Company's financial position and results of operations. The pro forma condensed balance sheet as of March 31, 2001 is based on the historical balance sheets of the Company and Quadric as of that date and assumes the acquisition took place on that date. The pro forma condensed statement of operations for the three months ended March 31, 2001 is based on the historical statements of operations of the Company and Quadric for that period. The pro forma condensed statement of operations assumes the acquisition took place January 1, 2001.

The pro forma condensed financial statements may not be indicative of the actual results of the acquisition. In particular, the pro forma condensed financial statements are based on management's current estimate of the allocation of the purchase price, the actual allocation of which may differ.

The pro forma condensed financial statements and notes are presented as permitted by Form 10-Q, and do not contain certain information included in the Company's audited financial statements and notes for the year ended December 31, 2000.

The accompanying pro forma condensed financial statements should be read in connection with the historical financial statements of the Company and Quadric.

2.  Summary of Significant Accounting Policies

The pro forma condensed financial statements have been prepared on the basis of generally accepted accounting principles which are the same as those used to prepare the historical financial statements for the three months ended March 31, 2001.




                                Z.KID NETWORK CO.
                       (FORMERLY E.KID NETWORK.COM, INC.)
                NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS

3. Pro forma Adjustments

To reflect the acquisition of Quadric and the allocation of the purchase price on the basis of the fair values of the assets acquired and liabilities assumed.
The components of the purchase price and its allocation to the assets and liabilities of Quadric are as follows:



              Components of purchase price:

               Common stock of the Company                                         $250,000
                                                                                   --------
               Total purchase price                                                 250,000

              Allocation of purchase price:
               Stockholders' equity Quadric                                            --
                                                                                   --------

              Financing costs                                                       250,000
                                                                                   --------

               Cost in excess of net assets acquired                               $   --
                                                                                   ========

The pro forma adjustment to the condensed statement of operations is as follows:

               Excess cost over fair value of net assets  acquired  ("Goodwill")
               to be amortized over a fifteen year period                          $   --
                                                                                   ========

               Adjustments to Selling, general and administrative expense:         $   --
                                                                                   ========

              Financing costs                                                      $250,000
                                                                                   ========

               Amortization  of excess  cost over fair  value of the net  assets
               acquired                                                            $   --
                                                                                   ========

Item 7(b)(iii)



                        Zkid Network Co. and Subsidiary
                  Pro Forma Consolidated Financial Statements
                               December 31, 2000

                                TABLE OF CONTENTS



                                                                            PAGE
                                                                            ----

 INDEPENDENT ACCOUNTANTS' REPORT                                              1

 PRO FORMA FINANCIAL STATEMENTS
   FOR THE YEAR ENDED DECEMBER 31, 2000

     Consolidated Balance Sheet                                               2

     Consolidated Statement of Operations                                     3


 NOTES TO PRO FORMA CONSOLIDATED FINANCIAL
   STATEMENTS                                                                4-5

                             DIROCCO & DOMBROW, P.A.
                      3601 WEST COMMERCIAL BLVD., SUITE #39
                            FORT LAUDERDALE, FL 33309
                                 (954) 731-8181
                               FAX (954) 739-1054



                         INDEPENDENT ACCOUNTANTS' REPORT
                         -------------------------------



To the Board of Directors
Z.Kid Network Co. and Subsidiary
Greenacres, WA

We have reviewed the pro forma adjustments that reflect the proposed acquisition of E.Kidnetwork Company, Inc. ("EKid") by East Coeur d'Alene Silver Mines, Inc.("ECDA"), the combined company now known as Z.Kid Network Company ("ZKid") and the acquisition of Quadric Acquisition Corporation ("Quadric") by ZKid as described in Note 1 to the pro forma consolidated financial statements and the application of those adjustments to the historical amounts in the accompanying pro forma consolidated balance sheet of Z.Kid as of December 31, 2000 and the pro forma consolidated statement of operations for the year then ended. The historical financial statements are derived from the financial statements of E.Kid Network Co. and East Coeur d'Alene Silver Mines, Inc., which we audited, and which appear elsewhere herein. Such pro forma adjustments are based on management's assumptions as described in Note 1. Our review was made in accordance with statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants and, accordingly, included such procedures as we considered necessary in the circumstances.

The objective of this pro forma information is to show what the significant effects on the historical financial information might have been had the proposed acquisition occurred at an earlier date. However, the pro forma consolidated statements are not necessarily indicative of the results of operations or related effects on financial position that would have been attained had the above-mentioned proposed acquisition actually occurred earlier.

Based on our review, we are not aware of any material modification that should be made to the pro forma consolidated financial statements in order for them to be in conformity with generally accepted accounting principles.




DiRocco & Dombrow
April 27, 2001 (except for Notes 1 and 3, which are as of February 5, 2002)


                        Z.KID NETWORK CO. AND SUBSIDIARY
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 2000




                                                                         East Coeur
                                                 E.Kidnetwork.com,     d'Alene Silver                               Pro Forma
                                                        Inc.             Mines, Inc.          Adjustments             Totals
                                                 -----------------    -----------------    -----------------    -----------------
                  ASSETS

Current Assets
Cash                                             $           2,348               $ 18   d  $             (18)   $           2,348
                                                 -----------------    -----------------    -----------------    -----------------
Total Current Assets                                         2,348                   18                  (18)               2,348
                                                 -----------------    -----------------    -----------------    -----------------

Furniture and Equipment                                     31,585                 --                   --                 31,585
                                                 -----------------    -----------------    -----------------    -----------------

Other Assets
Deposits                                                     1,265                 --                   --                  1,265
                                                 -----------------    -----------------    -----------------    -----------------
Total Other Assets                                           1,265                 --                   --                  1,265
                                                 -----------------    -----------------    -----------------    -----------------

Total Assets                                     $          35,198    $              18    $             (18)   $          35,198
                                                 =================    =================    =================    =================

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities
Accounts payable and accrued liabilities         $          73,109    $            --      $            --      $          73,109
Due to stockholder                                         605,695                 --                   --                605,695
                                                 -----------------    -----------------    -----------------    -----------------
Total Current Liabilities                                  678,804                 --                   --                678,804
                                                 -----------------    -----------------    -----------------    -----------------

Stockholders' Deficit
Preferred stock                                               --                   --   a              1,000                1,000
Common stock                                                     3                      a              1,085                1,497
                                                                                        b               (900)
                                                                                        c                500                2,185
Additional paid-in capital                                   --                795,710  a             (2,497)
                                                                                        b                900
                                                                                        c            249,500
                                                                                        d           (794,112)             249,501
Stock issued at less than par value                                                     d             (2,683)              (2,683)
Accumulated Deficit                                       (643,609)            (796,777)c           (250,000)
                                                                                        d            796,777             (893,609)
                                                 -----------------    -----------------    -----------------    -----------------
Total Stockholders' Deficit                               (643,606)                  18                  (18)            (643,606)
                                                 -----------------    -----------------    -----------------    -----------------
Total Liabilities and Stockholders'
Deficit                                          $          35,198    $              18    $             (18)   $          35,198
                                                 =================    =================    =================    =================

            See Notes to Pro Forma Consolidated Fiancial Statements.


                        Z.KID NETWORK CO. AND SUBSIDIARY
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000




                                                              East Coeur
                                      E.Kidnetwork.com,     d'Alene Silver                               Pro Forma
                                             Inc.             Mines, Inc.          Adjustments             Totals
                                      ----------------    ------------------   ------------------    ------------------
Revenues                              $           --      $             --     $             --      $             --
                                      ----------------    ------------------   ------------------    -----------------
Expenses
Financing costs                                   --                    --   c            250,000               250,000
Research and development                       185,531                                       --                 185,531
Selling, general and administrative            354,942                 3,500 d             (3,500)              354,942
Legal and audit expense                           --                  26,732 d            (26,732)                 --
Depreciation and amortization                   14,298                  --                                       14,298
                                     -----------------    ------------------   ------------------    ------------------
Total Expenses                                 554,771                30,232              219,768               804,771
                                     -----------------    ------------------   ------------------    ------------------

Net loss                                      (554,771)              (30,232)            (219,768)             (804,771)
                                      ================    ==================   ==================    ==================

Earnings (loss) per common share      $          (0.04)   $            (0.01)                        $            (0.04)
                                      ================    ==================                         ==================

Weighted average number of shares
outstanding                                 15,000,000             3,750,284            1,987,643            20,737,927
                                      ================    ==================   ==================    ==================

            See Notes to Pro Forma Consolidated Fiancial Statements.

                        Z.KID NETWORK CO. AND SUBSIDIARY
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2000


NOTE 1 - SUMMARY OF SIGNIFICANT PROFORMA ASSUMPTIONS

The pro forma consolidated balance sheet as of December 31, 2000 and the related pro forma consolidated statements of operations for the year then ended, include the pro forma acquisition of E.Kidnetwork.com, Inc. ("EKid") on January 23, 2001 in exchange for 15,000,000 shares of East Coeur d'Alene Silver Mines, Inc. ("ECDA") restricted common stock and 1,000,000 shares of its restricted Series A preferred stock. Additionally, as part of the acquisition agreement, 9,000,000 shares of common stock owned by the ECDA's majority stockholder, were cancelled. In this transaction, ECDA was the legal acquirer and EKid was the acquiree. However, for accounting purposes the roles were reversed and EKid became the accounting acquirer while the ECDA became the accounting acquiree. This type of transaction is referred to as a reverse acquisition, meaning that the company that is the legal acquirer is considered, for accounting purposes, to be the acquiree. Upon completion of the transaction the original stockholders of EKid owned the controlling interest of the combined company and the Company's financial statements reflect those of EKid. Subsequent to this acquisition ECDA changed its name to zKid Network Company ("ZKid").

The accompanying pro forma consolidated financial statements illustrate the effect of the acquisition on the Company's financial position and results of operations. The pro forma consolidated balance sheet as of December 31, 2000 is based on the historical balance sheets of the EKid and ECDA as of that date and assumes the acquisition took place on that date. The pro forma consolidated statement of operations for the year then ended is based on the historical statements of operations of the Company and ECDA for that period. The pro forma consolidated statement of operations assumes the acquisition took place as of January 1, 2000.

All significant intercompany transactions and balances have been eliminated.

On April 25, 2001 ZKid, formerly ECDA, acquired all of the issued and outstanding shares of Quadric Acquisition Corporation ("Quadric"), a public SEC reporting company, in exchange for 5,000,000 shares of its restricted common stock. The shares were valued at their fair market value at the date of acquisition of $250,000. The transaction was treated as a financing arrangement whereby ZKid became the successor to the reporting requirements, pursuant to section 12-G(3) and Quadric was subsequently dissolved. The cost of the acquisition was expensed during the period as financing costs. At the date of acquisition Quadric had no significant assets or liabilities or continuing operations. Subsequent to the transaction the financial statements reflect those of Zkid. Upon completing the acquisition the original stockholders of ZKid owned the controlling interest of Quadric.

The accompanying pro forma consolidated financial statements illustrate the effect of the acquisition on the Company's financial position and results of operations. The pro forma consolidated balance sheet as of December 31, 2000 is based on the historical balance sheets of the Company and Quadric as of that date and assumes the acquisition took place on that date. The pro forma consolidated statement of operations for the year ended December 31, 2000, is based on the historical statements of operations of the Company and Quadric for that period. The pro forma consolidated statement of operations assumes the acquisition took place January 1, 2000.

                        Z.KID NETWORK CO. AND SUBSIDIARY
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2000


NOTE 1 - SUMMARY OF SIGNIFICANT PROFORMA ASSUMPTIONS (continued)

The pro forma consolidated financial statements may not be indicative of the actual results of the acquisition. In particular, the pro forma consolidated financial statements are based on management's current estimate of the allocation of the purchase price, the actual allocation of which may differ.

The accompanying pro forma consolidated financial statements should be read in connection with the historical financial statements of the Company, formerly ECDA, EKid and Quadric.

The condensed consolidated financial statements include the accounts of the Company and its subsidiary.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The pro forma consolidated financial statements has been prepared on the basis of the generally accepted accounting principles which are the same as those used to prepare the historical financial statements for the years ended December 31, 2000 and 1999.

NOTE 3 - PROFORMA ADJUSTMENTS

The pro forma adjustments to the condensed consolidated balance sheet are, as follows:

         (1) To reflect the acquisition of Quadric Acquisition Corporation and the allocation of the purchase price on the basis of the fair values of the assets acquired and liabilities assumed. The components of the purchase price and its allocation to the assets and liabilities of Quadric Acquisition Corporation are, as follows:

                  Components of purchase price:

                        Common Stock of the Company                     $250,000
                                                                        --------
                                    Total purchase price                 250,000

                  Allocation of purchase price:
                  Stockholders' equity Quadric Acquisition Corporation      --
                                                                        --------

                  Financing costs                                        250,000
                                                                        --------

                  Cost in excess of net assets acquired                 $   --
                                                                        ========

         (c)      Index to Exhibits.

         Exhibit Number                              Description

          (2.0)*             Business Combination Agreement
          (2.1)*             Plan of Merger
          (2.2)*             Articles of Merger
          (3.1)*             Articles of Incorporation of East Coeur d'Alene
                             Silver Mines, Inc.
          (3.2)*             Certificate of Amendment of Articles of
                             Incorporation of East Coeur d'Alene Silver Mines,
                             Inc.
          (3.3)*             Certificate of Designation Zkid Network Company
          (3.4)*             By-Laws of zKid Network Company
          (21) *             List of Subsidiaries


         * Previously filed.

          Item 8. CHANGES IN FISCAL YEAR.

          Not applicable.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            ZKID NETWORK COMPANY
     Dated: February 13, 2002
                                                             /s/ Donald Weisberg
                                                            --------------------
                                                            By: Donald Weisberg
                                                            Title: President